EXHIBIT 10.2


                           LOAN AND SECURITY AGREEMENT

                                     Between

                          TEXTRON FINANCIAL CORPORATION

                                    As Lender

                                       and

                           Z-TEL COMMUNICATIONS, INC.;

                            Z-TEL TECHNOLOGIES, INC.;

                                  Z-TEL, INC.;

                         Z-TEL BUSINESS NETWORKS, INC.;

                          Z-TEL NETWORK SERVICES, INC.;

                              Z-TEL HOLDINGS, INC.;

                     Z-TEL COMMUNICATIONS OF VIRGINIA, INC.;

                            Z-TEL INVESTMENTS, INC.;

                          TOUCH-1 COMMUNICATIONS, INC.;

                                 DirecTEL, INC.;

                             direcCONNECT, INC. and

                          Z-TEL CONSUMER SERVICES, LLC

                                   As Borrower

                           Dated as of April 22, 2004

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                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

DEFINITIONS                                                                   1


ARTICLE I - LOANS, RENEWAL AND TERMINATION                                   15

         1.1      CREDIT FACILITY                                            15
         1.2      BORROWING PROCEDURES                                       15
         1.3      INTEREST                                                   15
         1.4      CHARGES TO LOAN ACCOUNT                                    16
         1.5      ALLOCATION OF PAYMENTS AND LIMIT OF INTEREST               16
         1.6      RENEWAL AND TERMINATION                                    16

ARTICLE II - FEES                                                            17

         2.1      ANNUAL FACILITY FEE                                        17
         2.2      UNUSED LINE FEE                                            17
         2.3      COLLATERAL SERVICING FEE                                   17
         2.4      WIRE TRANSFER FEE                                          17
         2.5      FIELD EXAMINATION FEE                                      18
         2.6      EARLY TERMINATION FEE                                      18
         2.7      COSTS AND EXPENSES                                         18

ARTICLE III - GRANT OF SECURITY INTEREST                                     18

         3.1      GRANT OF SECURITY INTEREST                                 18
         3.2      CONTINUED PRIORITY OF SECURITY INTEREST                    19

ARTICLE IV - PROCEEDS OF COLLATERAL, RECEIVABLES AND
COLLECTIONS                                                                  20

         4.1      BORROWER'S PROCEEDS OF COLLATERAL                          20
         4.2      COLLECTION OF RECEIVABLES AND OTHER COLLATERAL             21

ARTICLE V - REPRESENTATIONS AND WARRANTIES                                   21

         5.1      EXISTENCE, POWER AND AUTHORITY; BORROWER AFFILIATES        21
         5.2      COMPLIANCE WITH OTHER AGREEMENTS AND APPLICABLE LAW        22
         5.3      ABSENCE OF LITIGATION                                      22
         5.4      TAXES AND RETURNS                                          22
         5.5      LIEN PRIORITY AND NATURE OF CERTAIN COLLATERAL             22
         5.6      PRINCIPAL PLACE OF BUSINESS                                23
         5.7      ENVIRONMENTAL COMPLIANCE                                   23
         5.8      PROPRIETARY RIGHTS                                         24
         5.9      TRADE NAMES                                                24
         5.10     EMPLOYEE RELATIONS                                         24
         5.11     EMPLOYEE PENSION BENEFIT PLANS                             24
         5.12     BANK ACCOUNTS                                              24
         5.13     ACCURACY AND COMPLETENESS OF INFORMATION                   24
         5.14     SOFTWARE LICENSE COMPLIANCE                                25
         5.15     REDEEMABLE SECURITIES                                      25


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         5.16     SURVIVAL OF WARRANTIES; CUMULATIVE                         25

ARTICLE VI - AFFIRMATIVE COVENANTS                                           25

         6.1      FINANCIAL STATEMENTS                                       25
         6.2      BOOKS AND RECORDS                                          26
         6.3      ADDITIONAL DOCUMENTATION                                   26
         6.4      EXISTENCE, NAME, ORGANIZATION AND CHIEF EXECUTIVE OFFICE   26
         6.5      COMPLIANCE WITH LAWS AND TAXES                             26
         6.6      PERFORMANCE OF OBLIGATIONS                                 27
         6.7      REPORTING AS TO REVENUES, RECEIVABLES AND INVENTORY        27
         6.8      OVER-ADVANCE                                               28
         6.9      BREACH OR DEFAULT                                          28
         6.10     MAINTENANCE OF ASSETS                                      28
         6.11     INSURANCE                                                  28
         6.12     USE OF PROCEEDS                                            29
         6.13     DISCLOSURE                                                 29
         6.14     PLAN REGARDING REDEMPTION OF SECURITIES                    29
         6.15     FURTHER ASSURANCES                                         29
         6.16     BROKERAGE COMMISSIONS                                      29

ARTICLE VII - BORROWER'S NEGATIVE COVENANTS                                  30

         7.1      BUSINESS, MANAGEMENT AND ORGANIZATION                      30
         7.2      DISPOSITION OF ASSETS                                      30
         7.3      LOANS AND GUARANTEES                                       30
         7.4      INVESTMENTS                                                30
         7.5      DISTRIBUTIONS AND SALARIES                                 30
         7.6      FINANCIAL COVENANTS                                        31
         7.7      CHANGE OF CONTROL                                          31
         7.8      LIMITATION ON INDEBTEDNESS FOR MONEY BORROWED              31
         7.9      MERGERS; CONSOLIDATIONS; ACQUISITIONS                      32
         7.10     SUBSIDIARIES                                               32
         7.11     FISCAL YEAR                                                32
         7.12     AFFILIATE TRANSACTIONS                                     32
         7.13     SUBORDINATED INDEBTEDNESS                                  32

ARTICLE VIII - CONDITIONS PRECEDENT                                          32

         8.1      INITIAL CREDIT                                             32
         8.2      INITIAL AND SUBSEQUENT CREDIT                              34

ARTICLE IX - EVENTS OF DEFAULT; REMEDIES                                     34

         9.1      EVENTS OF DEFAULT                                          34
         9.2      LENDER'S REMEDIES                                          36

ARTICLE X - JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS;
            AND GOVERNING LAW                                                38

         10.1     GOVERNING LAW; CHOICE OF FORUM; SERVICE OF
                  PROCESS; JURY TRIAL WAIVER                                 38
         10.2     WAIVER OF CERTAIN CLAIMS AND COUNTERCLAIMS                 39


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         10.3     INDEMNIFICATION                                            39

ARTICLE XI - MISCELLANEOUS                                                   39

         11.1     POWER OF ATTORNEY                                          39
         11.2     OUTSTANDING LOAN BALANCE                                   40
         11.3     MODIFICATIONS AND COURSE OF DEALING                        40
         11.4     ASSIGNMENT AND PARTICIPATION                               40
         11.5     DELEGATION OF DUTIES                                       40
         11.6     NOTICES                                                    40
         11.7     EXPENSES                                                   40
         11.8     ASSIGNMENT OF RECEIVABLES AND INVENTORY                    41
         11.9     BINDING EFFECT; SEVERABILITY                               41
         11.10    FINAL AGREEMENT                                            41
         11.11    COUNTERPARTS                                               41
         11.12    CAPTIONS                                                   41
         11.13    BORROWER'S REPRESENTATIVE                                  41






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                           LOAN AND SECURITY AGREEMENT

                          Dated as of April _____, 2004

         Z-TEL COMMUNICATIONS, INC., a Delaware corporation; Z-TEL TECHNOLOGIES, INC., a Delaware corporation; Z-TEL, INC., a Nevada corporation; Z-TEL BUSINESS NETWORKS, INC., a Delaware corporation; Z-TEL NETWORK SERVICES, INC., a Delaware corporation; Z-TEL HOLDINGS, INC., a Florida corporation; Z-TEL COMMUNICATIONS OF VIRGINIA, INC., a Virginia corporation; Z-TEL INVESTMENTS, INC., a Delaware corporation; TOUCH-1 COMMUNICATIONS, INC., an Alabama corporation; DirecTEL, INC., an Alabama corporation; direcCONNECT, INC., an Alabama corporation; and Z-TEL CONSUMER SERVICES, LLC, an Alabama limited liability company (individually and/or collectively, "Borrower"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Lender"), agree as follows:

         DEFINITIONS

         As used in this Agreement:

         "Account" or "Accounts" means all now owned or hereafter acquired right, title and interest in all accounts, as such term is defined in the UCC, and any and all supporting obligations with respect to any of the foregoing.

         "Account Debtor" means a Person to whom Borrower sells inventory, goods or services in the ordinary course of business, including without limitation, each Person who is obligated on a Receivable.

         "Additional Documents" has the meaning set forth in Section 3.2(d).

         "Adjusted Tangible Net Worth" means, with respect to Borrower, the sum of (i) stockholder's equity determined in accordance with GAAP and (ii) Subordinated Indebtedness, minus (a) Intangible Assets and (b) all loans or advances to Affiliates of Borrower or any other third party.

         "Affiliate" means, with respect to a Person, (a) any partner, officer, shareholder or member (if holding more than 5% of the outstanding interest in such Person), director or managing agent of such Person, and (b) any other Person (other than a Subsidiary) that, (i) directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 10% or more of any class of voting stock or partnership or other voting interest of such Person or any Subsidiary of such Person, or (iii) 5% or more of the voting stock or partnership or other voting interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other voting interest, by contract or otherwise.


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         "Agreement" means this Loan and Security Agreement, including all
Schedules, exhibits and other attachments hereto, as the same may be amended, supplemented, extended or restated from time to time.

         "Agreement Date" means the date as of which this Agreement is dated.

         "Annual Facility Fee" means the fee referred to in Section 2.1.

         "Applicable Law" means all applicable provisions of constitutions, statutes, rules, regulations and orders of governmental bodies and orders and decrees of courts and arbitrators.

         "Asset Disposition" means the disposition of any asset of Borrower or any of its Subsidiaries, other than sales of Inventory in the ordinary course of business.

         "Availability" means at any time (a) the amount of the Borrowing Base at such time minus (b) the aggregate principal amount of Revolving Loan Advances.

         "Availability Reserve" means a reserve based on the requirement that excess Availability under the Revolving Credit Facility be in an amount of not less than $750,000.00, or such other amount as Lender may require in the exercise of its discretion, after accommodation for the payment of accounts payable over sixty (60) days past due has been made to the satisfaction of Lender.

         "Bankruptcy Code" means the United States Bankruptcy Code, as in effect from time to time.

         "Board" means the duly elected and serving members of the Board of Directors of Borrower.

         "Borrower" means Borrower as defined in the preamble.

         "Borrowing" means a borrowing of Revolving Loan Advances.

         "Borrowing Base" means, with respect to Borrower, an amount in dollars equal to the lesser of (a) the Revolving Credit Limit, or (b) the sum, without duplication, of: (i) up to eighty percent (80%) of the net amount of the Eligible Receivables; plus (ii) the lesser of (a) $3,500,000.00 or (b) fifty percent (50%) of the Eligible Unbilled Accounts Receivable; minus (iii) the Availability Reserve; and minus (iv) other Reserves, if any.

         "Borrowing Base Certificate" means the Borrowing Base Certificate referred to in Section 1.2 in the form attached hereto as Exhibit A.

         "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Providence, Rhode Island are authorized or required to close.

         "Capital Expenditures" means the aggregate of all expenditures made and liabilities incurred that, in accordance with GAAP, are required to be included in or reflected by the property, plant, equipment or similar fixed assets accounts.

         "Capitalized Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         "Change of Control" means the occurrence of any of the following events: (i) the sale or transfer of all or substantially all of the assets of Borrower as an entirety to any person or related group of persons other than an Affiliate or Affiliates of Borrower; (ii) Z-Tel Technologies, Inc. shall cease to control Borrower; or (iii) Borrower is liquidated, dissolved, or adopts a plan of liquidation pursuant to the Bankruptcy Code or any other bankruptcy law.

         "Closing Date" means the date of the funding of an initial Loan under this Agreement.

         "Collateral" means all of Borrower's personal property, including, without limitation, all of the following property and interests in property of Borrower, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising: (i) all Receivables; (ii) all Inventory; (iii) all Equipment; (iv) all Contract Rights; (v) all General Intangibles; (vi) all Investment Property; (vii) each Deposit Account and all certificates of deposit maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the UCC; (viii) all goods and other property, whether or not delivered, (a) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (b) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other property; (ix) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements, and other agreements and property which secure or relate to any Receivable or other Collateral, or are acquired for the purpose of securing and enforcing any item thereof; (x) all documents of title, policies and certificates of insurance, securities, chattel paper (including electronic chattel paper and tangible chattel paper) and other documents and instruments;
(xi) all other goods and personal property, whether tangible or intangible, wherever located, including money, supporting obligations, letters of credit, and each Letter-of-credit right; (xii) all files, correspondence, computer programs, tapes, discs and related data processing software which contain information identifying or pertaining to any of the Receivables, or any Account Debtor, or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof;
(xiii) any "commercial tort claims" as that term is defined in the UCC, as set forth on Schedule 1 attached hereto; (xiv) all Intellectual Property; and (xv) any and all products and proceeds of the foregoing (including, but not limited to, any claim to any item referred to in this definition, and any claim against any third party for loss of, damage to or destruction of any or all of, the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

         "Contract Rights" means any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper.

         "Covenant Compliance Certificate" means the Covenant Compliance Certificate referred to in Section 6.1.

         "Credit Facility" means the total credit facility established under this Agreement in an aggregate amount outstanding at any one time not to exceed the Maximum Credit.

         "Credit Support Document" means each Guaranty, letter of credit or other undertaking of any Guarantor or other party given for the benefit of Lender relating to the Obligations.

         "Default" shall mean an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

         "Deposit Account" has the meaning given to it in the UCC.

         "Deposit Account Control Agreement" means the Deposit Account Control Agreement among Borrower, Lender and the bank named therein, pursuant to which Lender shall have been granted a first priority lien and security interest in all deposit account(s) of Borrower as more particularly described therein.

         "Dollar" and "$" means freely transferable United States dollars.

         "Early Termination Fee" means the fee referred to in Section 2.6.

         "East Coast Time" means the time in Providence, Rhode Island.

         "EBITDA" means, for any period, the sum of the amounts for such period of (a) Net Income, (b) Interest Expense, (c) taxes imposed on or measured by income or excess profits (for such period and without regard to any prior periods), and (d) the amount of all depreciation and amortization allowances and other non-cash expenses of Borrower.

         "Eligible Receivable" means any Receivable of Borrower that consists of the unpaid portion of the obligation stated on the invoice issued to an Account Debtor with respect to Inventory sold and shipped to or services performed for such Account Debtor in the ordinary course of business, net of any commissions payable by the Borrower to third parties, that Lender determines in its sole and good faith discretion, based on credit policies, market conditions, Borrower's business and other criteria, is eligible. A Receivable shall not be an Eligible Receivable unless such Receivable (i) is subject to Lender's perfected first priority security interest and no other Lien, (ii) is evidenced by an invoice or other documentary evidence satisfactory to Lender that has been sent to the Account Debtor, (iii) is unconditionally due and payable in Dollars, and (iv) conforms to the warranties regarding Accounts and Receivables contained in this Agreement. Eligible Receivables shall not include any of the following:

         (a) a Receivable that is unpaid more than 60 days after the original invoice date thereof;


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

         (b) a Receivable due from an Account Debtor or an affiliated group of Account Debtors where any of the Receivables due from such Account Debtor or affiliated group of Account Debtors is not an Eligible Receivable pursuant to clause (a) above;

         (c) a Receivable owed by an Account Debtor, or affiliated group of Account Debtors, which is obligated to Borrower respecting Receivables, the aggregate unpaid balance of which exceeds (i) five percent (5%) (unless otherwise agreed to in writing by Lender) of the aggregate unpaid balance of all otherwise Eligible Receivables owed to Borrower at such time by such Account Debtors, but only to the extent of such excess or (ii) in the case of Receivables due from Sprint Corp. or any Account Debtor affiliated with Sprint Corp., twenty percent (20%) (unless otherwise agreed to in writing by Lender) of the aggregate unpaid balance of all otherwise Eligible Receivables owed to Borrower at such time by Sprint Corp. and such affiliated Account Debtors, but only to the extent of such excess.

         (d) a Receivable that (i) arises from uncompleted performance on the part of Borrower, (ii) constitutes a progress billing, advance billing, any retention amount, or retainage, (iii) is a guaranteed sale, a sale and return, or other repurchase or return basis; or (iv) is a "bill and hold" or involves a sale of goods, and all such goods have not been lawfully shipped and invoiced to the Account Debtor (or if requested by Lender, copies of all invoices, together with all shipping documents and delivery receipts evidencing such shipment have not been delivered to Lender);

         (e) a Receivable with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (other than Receivables with respect to which Borrower has complied, to the satisfaction of Lender, with the Assignment of Claims Act of 1940, as amended), or (ii) any state of the United States (other than (y) Receivables owed by any state that does not have a statutory counterpart to the Assignment of Claims Act or (z) Receivables owed by any state that has a statutory counterpart to the Assignment of Claims Act as to which Borrower has complied to Lender's satisfaction);

         (f) a Receivable that arises from an Account Debtor that is a creditor of the Borrower, has or has asserted a right of setoff, has disputed its liability or has made any claim with respect to its obligation to pay, or an account that is subject to a levy, prior assignment, claim, lien, subrogation right or security interest;

         (g) a Receivable that is subject to any credit or contra;

         (h) that portion of any Receivable that consists of a local exchange carrier fee;

         (i) a Receivable if, to the extent, and for so long as such Receivable secures the Touch-1 Indebtedness;

         (j) a Receivable created or generated by an Affiliate of Borrower or from an Interested Party;

         (k) a Receivable for which the Account Debtor is an Interested Party or Borrower Affiliate;


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

         (l) a Receivable that arises from an Account Debtor (i) that is subject to an Insolvency Proceeding, is not solvent or has gone out of business; (ii) to whom goods are being shipped on a "cash on delivery" or C.O.D. basis; or (iii) as to which Lender or Borrower is aware of an imminent Insolvency Proceeding or a material impairment of the financial condition;

         (m) a Receivable with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, or West Virginia (or any other state that requires a creditor to file a business activity report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless the Borrower has qualified to do business in New Jersey, Minnesota, West Virginia, or such other states, or has filed a business activities report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement;

         (n) a Receivable that is evidenced by any chattel paper, promissory note, payment instrument or written agreement;

         (o) a Receivable that arises from an Account Debtor whose chief executive office or place of organization is outside the United States or any of the following provinces of Canada: Ontario, Alberta, Manitoba, Saskatchewan, British Columbia, Prince Edward Island and the Yukon Territory, unless (i) the payment for such Receivable is assured by an irrevocable letter of credit payable in United States dollars satisfactory to Lender (as to form, substance, issuer and domestic confirming bank), the proceeds of which have been assigned to Lender and the original letter of credit has been delivered to Lender and directly drawable by Lender, or (ii) the payment for such account is insured by foreign credit insurance acceptable to Lender, such credit insurance has been collaterally assigned to Lender in form satisfactory to Lender, and Lender has been named beneficiary with respect thereto; or

         (p) a Receivable for which Lender has notified the Borrower that the Receivable or the Account Debtor is unsatisfactory or unacceptable (which Lender reserves the right to do in its sole good faith discretion at any time).

         For purposes of this definition, any Receivable that at any time is or becomes an Eligible Receivable, but which subsequently fails to meet any of the requirements of this definition, shall cease to be an Eligible Receivable (but shall continue to be part of the Collateral) for so long as the same fails to meets such requirements.

         "Eligible Unbilled Accounts" means all Receivables which meet the requirements of Eligible Receivables, but due to the Borrower's normal business practice of only invoicing Account Debtors once each month, the invoice or other documentary evidence of such Receivable has not been sent to the Account Debtor. If at any time the Borrower becomes aware that any unbilled accounts reported as Eligible Unbilled Accounts will not be billed within forty-one (41) days after the service was provided, the Borrower agrees to immediately notify Lender thereof and remove such unbilled accounts from Eligible Unbilled Accounts.


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

         "Environmental Laws" means all federal, state, local and foreign laws now or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder.

         "Equipment" has the same meaning given to it in the UCC.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

         "Event of Default" means an event described in Section 9.1 of the Agreement.

         "Existing Lender" means RFC Capital Corporation.

         "Financing Statements" has the same meaning given to it in the UCC.

         "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.

         "Fiscal Year" means the fiscal year of Borrower that ends on the last day of December of each year.

         "Fixed Charge Coverage Ratio" means, for any period, on a consolidated basis, the ratio of (i) Borrower's EBITDA minus Unfunded Capital Expenditures minus distributions and dividends paid by Borrower in cash minus taxes actually paid by Borrower in cash, to (ii) Borrower's Interest Expense plus principal payments made on Indebtedness for Money Borrowed, in each case for such period, reviewed from time to time.

         "GAAP" means generally accepted accounting principles consistently applied and maintained throughout the period indicated and, when used with reference to Borrower or any Subsidiary of Borrower, consistent with the prior financial practices of Borrower.

         "General Intangibles" has the same meaning given to it in the UCC.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local or foreign national or provincial and all agencies thereof.

         "Guarantor" or "Guarantors" means each Person, if any, guaranteeing to Lender all or part of the Obligations.

         "Guaranty" or "Guaranties" means any guaranty executed and delivered by a Guarantor in favor of Lender, in each case in form and substance satisfactory to Lender.


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

         "Indebtedness" of any Person means, without duplication, all Liabilities of such Person, and to the extent not otherwise included in Liabilities, the following: (a) all obligations for Money Borrowed or for the deferred purchase price of property or services, (b) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person, (c) all obligations of other Persons which such Person has guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person, and (d) in the case of Borrower (without duplication) all Obligations under the Loan Documents.

         "Initial Term" means the thirty-six (36) month period commencing on the Agreement Date.

         "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

         "Intangible Assets" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

         "Intellectual Property" means all now owned or hereafter acquired right, title and interest in trade names, trademarks, trade secrets, service marks, data bases, software and software systems, including the source and object codes, information systems, discs, tapes, customer lists, telephone numbers, credit memoranda, goodwill, patents, patent applications, patents pending, copyrights, royalties, literary rights, licenses, and franchises, together with (a) all income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof, (b) rights to sue for past, present and future infringements thereof, and (c) all rights corresponding to any of the foregoing throughout the world.

         "Interest Expense" means for any period as determined in conformity with GAAP, total interest expense, whether paid or accrued or due (including without limitation, in respect of the Loans and subordinated debt, if any) and payable, including without limitation, the interest component of Capital Lease obligations for such period, all bank fees, and net costs under interest rate contracts.

         "Interest Rate" means a variable rate, adjusted monthly, equal to the Prime Rate plus two percent (2.00%).

         "Interested Party" means any employee, agent, owner, partner, member, or shareholder of Borrower.


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

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as in effect from time to time.

         "Inventory" has the same meaning given to it in the UCC.

         "Investment" means, with respect to any Person; (a) the acquisition or ownership by such Person of any share of capital stock, evidence of Indebtedness (which shall not include funds on deposit in demand deposit accounts) or other security issued by any other Person, other than stock or other securities received in settlement or replacement in bankruptcy of a debt that was created in the ordinary course of business; (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business for business expenses, (c) the obligations of any other Person that are guaranteed by such Person, (d) any other investment in any other Person, and (e) any commitment or option to make any of the investments listed in clauses (a) through (d) above.

         "Investment Property" has the meaning given to it in the UCC.

         "Lender" shall mean Textron Financial Corporation, a Delaware corporation.

         "Letter-of-credit right" has the same meaning given to it in the UCC.

         "Liabilities" of any Person means all items (except for items of capital stock, additional paid-in capital or retained earnings, or of general contingency or deferred tax reserves) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Liabilities are to be determined.

         "Lien" as applied to the property of Borrower or any Person means: (a) any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom, (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person, and (c) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction, excluding informational financing statements relating to property leased by such Person.

         "Loan Documents" means collectively this Agreement, the Security Documents, the Credit Support Documents, the Subordination Agreement, and each other instrument, agreement or document executed by Borrower, a Guarantor, or any other Person in connection with this Agreement, whether prior to, on or after the Agreement Date.

         "Loans" means, individually and collectively, a Revolving Loan Advance.

         "Lockbox" means each United States Post Office Box specified in the Lockbox Agreement.

         "Lockbox Agreement" means the agreement between Borrower and a bank (or other party engaged in providing such services) concerning the establishment of the Lockbox and related bank deposit account(s) for the collection of and remittance to Lender of Receivables.

         "Materially Adverse Effect" means a material adverse effect on (a) the business, assets, properties, financial condition, contingent liabilities or material agreements of Borrower and its Subsidiaries taken as a whole, (b) the value of the Collateral, (c) the Security Interest or the priority of the Security Interest, (d) the respective ability of Borrower or any other obligor to perform any material obligations under this Agreement or any other Loan Document, or (e) the rights of or benefits available to Lender under, or the validity or enforceability of, any Loan Document.

         "Maximum Credit" means the amount of $25,000,000.00, or such lesser or greater amount as shall be agreed upon from time to time in writing by Lender and Borrower.

         "Money Borrowed" means, as applied to Indebtedness, (a) Indebtedness for money borrowed, (b) Indebtedness, whether or not in any such case the same was for money borrowed, (i) represented by notes payable, and drafts accepted, that represent extensions of credit, (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid or that was issued or assumed as full or partial payment for property (other than trade credit that is incurred in the ordinary course of business), (c) Indebtedness that constitutes a Capitalized Lease Obligation, and (d) Indebtedness that is such by virtue of clause (c) of the definition thereof, but only to the extent that the obligations guaranteed are obligations that would constitute Indebtedness for Money Borrowed.

         "Net Income" means, as applied to any Person, the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes) and all other proper deductions, all determined in accordance with GAAP, provided that there shall be excluded: (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or consolidated with, the Person whose Net Income is being determined or a Subsidiary of such Person, (b) the net income (or net loss) of any Person in which the Person whose Net Income is being determined or any Subsidiary of such Person has an ownership interest, except, in the case of net income, to the extent that any such income has actually been received by such Person or such Subsidiary in the form of cash dividends or similar distributions, (c) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period, (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, business units and other capital assets, provided that there shall also be excluded any related charges for taxes thereon, (e) any net gain arising from the collection of the proceeds of any insurance policy, (f) any write-up of any asset, and (g) any other extraordinary item.

         "Net Proceeds" means proceeds received by Borrower or any of its Subsidiaries in cash from any Asset Disposition (including, without limitation, payments under notes or other debt securities received in connection with any Asset Disposition), net of: (a) the transaction costs of such sale, lease, transfer or other disposition; (b) any tax liability arising from such transaction; and (c) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed.

         "Notice of Borrowing" means a telephonic or electronic notice followed by a confirming same-day written notice requesting a Borrowing, which is given by telex or facsimile transmission in accordance with the applicable provisions of this Agreement and which specifies (i) the amount of the requested Borrowing, and (ii) the date of the requested Borrowing.

         "Obligations" means, in each case whether now in existence or hereafter arising, (a) the principal of, and interest and premium, if any, on, the Loans, and (b) all indebtedness, liabilities, obligations, covenants and duties of Borrower to Lender of every kind, nature and description arising under this Agreement, or any of the other Loan Documents, or in connection with the Credit Facility, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, including without limitation, fees and expenses required to be paid or reimbursed pursuant to this Agreement.

         "Obligor" means Borrower and any Person who may now or in the future guaranty the payment and performance of the whole or any part of the Obligations.

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor agency.

         "Permitted Investments" means Investments of Borrower in: (a) negotiable certificates of deposit or time deposits issued by a state bank or by any United States bank or trust company having capital, surplus and undivided profits in excess of $1,000,000.00; (b) any direct obligation of the United States of America or any agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same; (c) other than in the ordinary course of Borrower's business, advances or extensions of credit made by Borrower not to exceed $100,000.00 in the aggregate outstanding at any time; (d) Investments in existing Subsidiaries described on Schedule 1(C), and (e) Investments in new Subsidiaries the creation or acquisition of which is not prohibited by Section
7.10 hereof.

         "Permitted Liens" means: (a) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but (i) in all cases only if payment shall not at the time be required to be made or which are being contested in good faith by appropriate proceedings and, in the case of those being contested, as to which the principal amount shall not exceed the sum of $100,000.00 in the aggregate at any time, and to which Borrower shall have set aside on its books adequate reserves, which reserves shall be derived from sources other than directly from Lender, and/or Lender shall have set aside Reserves that Lender deems adequate, and (ii) in the case of warehousemen or landlords, only if such liens are junior to the Security Interest in any of the Collateral, (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under payment or performance bonds, (c) other Liens on real property owned by Borrower in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the use thereof in the business of Borrower, (d) purchase money Liens,
(e) Liens shown on Schedule 1, (f) Liens pursuant to writs of attachment, garnishment execution, distraint or similar process the issuance of which do not create an Event of Default under Section 9.1(f) hereof, and (g) Liens of Lender arising under this Agreement and the other Loan Documents.

         "Person" means any individual, limited liability company, corporation, partnership, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which Borrower or any Affiliate of Borrower is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

         "Prime Rate" means for any month the rate of interest per annum announced or quoted by JPMorgan Chase Bank on the last day of the preceding month as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by JPMorgan Chase Bank to its most preferred borrower, and, if such prime rate for commercial loans is discontinued by JPMorgan Chase Bank as a standard, a comparable reference rate designated by Lender as a substitute therefor shall be the Prime Rate.

         "Proprietary Rights" means all of Borrower's now owned and hereafter arising or acquired patents, patent applications, inventions and improvements, copyrights, copyright applications, literary rights, trademarks, trademark applications, trade names, trade secrets, service marks, data bases, computer software and software systems, including the source and object codes, information systems, discs, tapes, customer lists, telephone numbers, credit memoranda, goodwill, licenses, and other intangible property, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, all income, royalties, damages, claims and payments now or hereafter due and/or payable under or with respect thereto, including without limitation, damages and payments for past and future infringement thereof, and all rights to sue for past, present and future infringement of any of the foregoing.

         "Receivable" means and includes (a) any and all rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as Accounts, contract rights, chattel paper, general intangibles, or otherwise) including, but not limited to, Accounts, Letters-of-credit rights, chattel paper, tax refunds, insurance proceeds, Contract Rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form from any Person, (b) all guarantees, security and Liens for payment thereof, (c) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (d) all proceeds of any of the foregoing.

         "Receivable Turnover" means the average number of days Receivables are outstanding, calculated as follows: 365 divided by (net sales of the Borrower for the period tested divided by average Receivables outstanding during such period).

         "Renewal Term" means the extension of this Agreement beyond the Initial Term, as provided for in Section 1.6.

         "Reportable Event" has the meaning set forth in Section 4043(b) of ERISA, but shall not include a Reportable Event as to which the provision for thirty (30) days notice to the PBGC is waived under applicable regulations.

         "Reserves" means reserves established against the amount of the Revolving Loan Advances, which Lender in the exercise of its credit judgment and discretion, deems necessary to ensure payment of the Obligations.

         "Revenues" shall mean all money, funds, cash, proceeds, or payments of any kind received by Borrower from all sources, including without limitation, all proceeds of Collateral, including Net Proceeds, insurance proceeds, and all proceeds from the sale of Inventory or other Collateral, whether received in cash, by check, by other instrument, or otherwise.

         "Revolving Credit Facility" means that portion of the Credit Facility established under this Agreement consisting of the Revolving Loan Advances in an aggregate amount outstanding at any one time not to exceed the Revolving Credit Limit.

         "Revolving Credit Limit" means the revolving credit facility established under this Agreement in an aggregate principal amount outstanding at any one time not to exceed $25,000,000.00, or such lesser or greater amount as shall be agreed upon from time to time in writing by Lender and Borrower.

         "Revolving Loan Advance" means a revolving loan made to Borrower pursuant to this Agreement and "Revolving Loan Advances" means more than one Revolving Loan Advance and, collectively, all Revolving Loan Advances.

         "Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

         "Security Documents" means each of the following: (a) the Financing Statements, (b) the Deposit Account Control Agreement, and (c) each other writing executed and delivered by Borrower or any other Obligor securing the Obligations or any part thereof.

         "Security Interest" means the Liens of Lender on and in the Collateral created or effected hereby or by any of the Security Documents or pursuant to the terms hereof or thereof.

         "Subordinated Indebtedness" means any Indebtedness for Money Borrowed of Borrower that is consented to in writing in advance by Lender from time to time and that is expressly subordinated to the Obligations pursuant to a subordination upon terms substantially the same as in the Subordination Agreement.

         "Subordination Agreement" means that certain subordination agreement now existing or entered into in the future, by and among Borrower, Lender, and a third party creditor of Borrower, said Subordination Agreement being substantially in the form as shown on Exhibit B hereto.

         "Subsidiary" means, (a) when used to determine the relationship of a Person to another Person, a Person of which an aggregate of fifty percent (50%) or more of the stock of any class or classes or fifty percent (50%) or more of other ownership interests is owned of record or beneficially by such other Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such stock, or other ownership interests, (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest, and (b) when used with respect to a Plan, ERISA or a provision of the Internal Revenue Code pertaining to employee benefit plans, any other corporation, trade or business (whether or not incorporated) which is under common control with Borrower and is treated as a single employer with Borrower under Section 414(b) or (c) of the Internal Revenue Code and the regulations thereunder.

         "Termination Date" means the earliest to occur of: (a) the end of the Initial Term, or such later date as to which the same may be extended pursuant to the provisions of Section 1.6, (b) such date as the Obligations shall have been accelerated pursuant to the provisions of Section 9.2, or (c) such date as all Obligations shall have been irrevocably paid in full and the Revolving Credit Facility shall have been terminated.

         "Termination Event" means (a) a Reportable Event, or (b) the filing of a notice of intent to terminate a Plan, or the treatment of a Plan amendment as a termination, under Section 4041(c) of ERISA, or (c) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or the appointment of a trustee to administer any Plan.

         "Touch 1 Indebtedness" shall mean, individually and collectively, that certain Indebtedness for Money Borrowed as described in the following instruments, to wit: Promissory Note dated September 10, 1999 from Touch 1 Communications, Inc. to James F. Corman in the original principal amount of $290,276.00; Promissory Note dated September 10, 1999 from Touch 1 Communications, Inc. to William F. Corman (First Revocable Trust) in the original principal amount of $859,363.72; Promissory Note dated September 10, 1999 from Touch 1 Communications, Inc. to Corman Elegre Capital in the original principal amount of $13,850,000.00; Promissory Note dated September 10, 1999 from Touch 1 Communications, Inc. to Franklin VI, Ltd. in the original principal amount of $774,593.00; Promissory Note dated September 10, 1999 from Touch 1 Communications, Inc. to Franklin VIII, Ltd. in the original principal amount of $5,190,100.00; and Promissory Note dated September 10, 1999 from Touch 1 Communications, Inc. to First National Bank in the original principal amount of $800,000.00, and all other documents and instruments describing or securing the foregoing.

         "Trademark Agreement" means the Patent, Copyright and Trademark Collateral Assignment and Security Agreement, dated on or about the Agreement Date, made by Borrower to Lender.

         "Unfunded Capital Expenditures" means Capital Expenditures paid by Borrower in cash and not from any other source.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the state of Rhode Island.

         General. Unless otherwise defined, all terms used in this Agreement that are defined in the UCC shall have the meaning give them in the UCC. All terms of an accounting nature not specifically defined in this Agreement shall have the meaning ascribed them by GAAP. References to any legislation or statute or code, or to any provision thereof, shall include any modification or reenactment of, or any legislative, statutory or code provision substituted for, such legislation, statute or code or provision thereof. References to any Person include its successor or permitted substitutes and assigns.

         ARTICLE I - LOANS, RENEWAL AND TERMINATION

         1.1 Credit Facility. Lender agrees, for so long as no Default or Event of Default exists and subject to the terms of this Agreement, to make Loans and other financial accommodations to Borrower in an amount equal to the lesser of: (a) the Maximum Credit; or (b) the amount of the Borrowing Base at such time.

         1.2    Borrowing Procedures

         (a) Subject to the provisions of Section 8.1 of this Agreement, and provided that there does not then exist a Default or an Event of Default, Borrower may, from time to time, request that Lender make Revolving Loan Advances to Borrower in accordance with the terms of this Agreement. Lender shall fund Borrower's request for Revolving Loan Advances as follows: (i) by the close of business on the day such request is received if the request is received prior to 2:00 p.m. East Coast time; and (ii) by the close of the next Business Day if the request is received after that time.

         (b) Each request for a Revolving Loan Advance shall be made by transmission to Lender of a Notice of Borrowing and shall, if requested by Lender or required pursuant to Section 6.7, be accompanied by a complete and accurate Borrowing Base Certificate, and shall be confirmed by Borrower with Lender by telephone; provided, that Lender shall at any time have the right to review and adjust, in the exercise of its reasonable discretion, any calculation set forth in the Borrowing Base Certificate or the Notice of Borrowing (i) to reflect Lender's reasonable estimate of declines in value of any of the

Collateral described in such Borrowing Base Certificate, and (ii) to the extent such calculation is not in accordance with this Agreement. Borrower shall make no more than two (2) requests for Revolving Loan Advances per calendar week.

         (c) Borrower shall reimburse Lender and hold Lender harmless from any loss or expense that Lender may sustain or incur as a consequence of the failure of Borrower to borrow additional Loans after Borrower has requested (or is deemed to have requested) such additional Loans, including any such loss or expense arising from the liquidation or re-employment of funds obtained by Lender to maintain the Loans or from fees payable to terminate the deposits from which such funds were obtained.

         (d) It is expressly understood and agreed that Lender intends to use the Borrowing Base as a maximum ceiling on Revolving Loan Advances to Borrower; provided, however, that it is agreed that should the Revolving Loan Advances ever exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Loan Advances shall nevertheless constitute Obligations secured by the Security Interest of Lender and, as such, shall be entitled to all benefits thereof and security therefor. Under the Revolving Credit Facility, Borrower from time to time may borrow, repay, prepay and reborrow the Revolving Loan Advances pursuant to the terms of this Agreement.

         1.3    Interest.

         (a) Interest shall accrue on the outstanding principal balance of the Loans at the Interest Rate. All interest accrued on the outstanding principal balance of the Loans shall be calculated on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed in each month. Accrued interest shall be added to the outstanding principal balance of the Loans on the first Business Day of each calendar month following the month in which such interest accrues.

         (b) Upon the occurrence and during the continuation of an Event of Default, which Event of Default is not cured to the satisfaction of Lender within twenty (20) days from the date such Event of Default first occurred, the unpaid principal balance of the Revolving Loan Advances shall bear interest at a per annum rate equal to the Interest Rate plus three hundred (300) basis points effective as of and from the date such Event of Default first occurred, as determined by Lender.

         1.4 Charges to Loan Account. At Lender's option, exercised in Lender's sole discretion, Lender may (a) deduct the aggregate amount of principal, interest, fees, costs, expenses, and other charges and amounts provided for in this Agreement or in any other Loan Documents from any Revolving Loan Advance on the due date thereof, (b) treat such amounts as a Revolving Loan Advance or (c) disburse such amount by way of direct payment, which such disbursement shall be deemed to be a Revolving Loan Advance.

         1.5 Allocation of Payments and Limit of Interest. Prior to the occurrence of an Event of Default, all Revenues received by Lender from Borrower shall be applied pro tanto to the Obligations as follows: first to pay any fees and expenses then due to Lender under the Loan Documents, until paid in full, and second, to repay the principal amount of all outstanding Obligations until paid in full. Upon the occurrence and during the continuance of an Event of Default, all Revenues received by Lender from Borrower shall be applied pro tanto to the Obligations in such manner as Lender shall determine in its sole discretion. Lender does not intend to charge interest at a rate in excess of the highest rate permitted by Applicable Law. Interest on any outstanding principal balance shall be spread over the entire period that such principal balance is outstanding. Any excess interest charges paid by Borrower to Lender shall be applied to reduce the outstanding principal balance of the Obligations.

         1.6    Renewal and Termination.

         (a) This Agreement shall expire on the Termination Date. This Agreement shall be automatically renewed for additional one (1) year periods upon expiration of the Initial Term and each successive Renewal Term unless terminated by Lender or Borrower as provided in this Section 1.6. Borrower may terminate this Agreement at the expiration of the Initial Term or at the end of each Renewal Term by giving written notice of such termination to Lender at least ninety (90) days prior to the effective date of such termination, and, if such termination date is on a date other than the end of the Initial Term or a Renewal Term, by payment to Lender of the Early Termination Fee as provided in
Section 2.6 hereof. Lender may terminate this Agreement (i) at the expiration of the Initial Term or at the end of each Renewal Term by giving written notice of such termination to Borrower at least ninety (90) days prior to the effective date of such termination, and (ii) at any time during the existence of an Event of Default.

         (b) Upon the termination of this Agreement for any reason as herein provided, Borrower shall be required to pay, discharge and satisfy, no later than the effective date of such termination, the Loans, all accrued and unpaid interest and fees, any Early Termination Fee, and all other non-contingent Obligations outstanding.

         (c) All undertakings, agreements, covenants, warranties and representations of Borrower contained in this Agreement and the other Loan Documents shall survive any such termination, and Lender shall retain each and every Security Interest, and all other rights and remedies of Lender under this Agreement and the other Loan Documents, notwithstanding such termination until Borrower has paid the amounts described in Section 1.6(b).

         (d) Notwithstanding the payment in full of the Loans, all accrued and unpaid interest and fees, any Early Termination Fee, and all other non-contingent Obligations outstanding, Lender shall not be required to terminate its Security Interests unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from Borrower or any Account Debtor and applied to the Obligations, Lender shall (i) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and its Security Interest for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

                                ARTICLE II - FEES

         2.1 Annual Facility Fee. In order to induce Lender to enter into this Agreement and to make the Loans, Borrower agrees to pay to Lender an Annual Facility Fee in an amount equal to (a) one percent (1%) of the Maximum Credit for the first year of this Agreement and (b) one and one-half of one percent (1.5%) of the Maximum Credit for each year thereafter. The Annual Facility Fee for the first year shall be due and payable upon the Closing and thereafter the Annual Facility Fee shall be due and payable on each anniversary date of this Agreement, and shall be fully earned by Lender as of each due date thereof.

         2.2 Unused Line Fee. Borrower shall pay to Lender a fee at the end of each month for the unused portion of the Credit Facility, to be determined by multiplying the difference between (i) the Maximum Credit, and (ii) the sum, for said month, of the average daily balance of Revolving Loan Advances, by one-half of one percent (0.5%) per annum for the number of days in said month.

         2.3 Collateral Servicing Fee. Borrower shall pay to Lender on the first day of each month a Collateral Servicing Fee in an amount equal to $1,000.00, which Collateral Servicing Fee shall be fully earned by Lender as of each due date thereof.

         2.4 Field Examination Fee. For each field examination of the books, records and other assets of Borrower performed by one or more employees or agents of Lender, Borrower shall pay to Lender a field examination fee in an amount equal to $850.00 (or such other amount as Lender shall establish from time to time on notice to Borrower) for each day spent by each such employee or agent in performing and/or summarizing the results of such examination (including all necessary travel time) plus all reasonable "out-of-pocket" expenses. Field examinations shall be performed by Lender no less frequently than quarterly and each field examination fee shall be payable by Borrower to Lender on the date on which such field examination is performed.

         2.5 Wire Transfer Fee. For each wire transfer initiated by Lender to or for the benefit of Borrower, Borrower shall pay to Lender a fee of $25.00 or such higher amount as Lender shall reasonably establish from time to time.

         2.6 Early Termination Fee. If for any reason this Agreement is terminated by Borrower prior to the end of the Initial Term or any Renewal Term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of lost profits of Lender as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an Early Termination Fee in an amount equal to the following percentage of the amount of the Credit Facility corresponding to the period in which the termination date occurs:

            Percentage of Revolving Credit                                 Period
            ------------------------------                                 ------
                      Facility
                      --------

                        3%                      From Agreement Date to and including the first
                                                anniversary of the Agreement Date

                        2%                      From the first anniversary of the Agreement Date
                                                to and including the second anniversary of the
                                                Agreement Date

                        1%                      From and after second anniversary of the Agreement
                                                Date and thereafter


         The Early Termination Fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination, and Borrower agrees that it is reasonable under the circumstances currently existing. In addition, Lender shall be entitled to the Early Termination Fee upon the termination of this Agreement by Lender on account of any Event of Default as provided in
Section 9.2 or the occurrence of an Event of Default described in Section 9.1(h). The Early Termination Fee shall be deemed included in the Obligations.

         2.7 Costs and Expenses. Borrower agrees to reimburse Lender for all reasonable out-of-pocket expenses incurred by Lender in connection with the Loans, including, but not limited to, filing fees, tax, lien and judgment search fees, fees of outside auditors, bank fees, outside attorneys' fees, and any other reasonable fees or expenses.

                    ARTICLE III - GRANT OF SECURITY INTEREST

         3.1 Grant of Security Interest. To secure the payment, performance and observance of the Obligations, Borrower grants, and hereby assigns, mortgages, and pledges, to Lender all of the Collateral, and grants to Lender a continuing security interest in, and a Lien upon, and a right of set off against, all of the Collateral.

         3.2    Continued Priority of Security Interest.

         (a) The Security Interest granted by Borrower shall at all times be valid, perfected and enforceable against Borrower and all third parties in accordance with the terms of this Agreement, as security for the Obligations, and the Collateral shall not be at any time subject to any Liens that are prior to, or on parity with or junior to the Security Interest, other than Permitted Liens. Borrower represents and warrants to Lender that none of the lenders holding a Permitted Lien has a security interest in the Collateral superior in priority to the Lien of Lender granted under this Agreement, except for that portion of the Collateral that secures the Touch-1 Indebtedness and except for purchase money Liens that are Permitted Liens.

         (b) Borrower shall, at it sole cost and expense, take all action that may be necessary or desirable, or that Lender may reasonably request, so as at all times to maintain the validity, perfection, enforceability and rank of the Security Interest in the Collateral in conformity with the requirements of
Section 3.2 (a), or to enable Lender to exercise or enforce its rights hereunder.

         (c) Borrower covenants and agrees with Lender that from and after the Agreement Date and until the Termination Date:

                  i. In the event that any Collateral, including proceeds, is evidenced by or consists of negotiable collateral (including without limitation letters of credit, Letter-of-credit rights, instruments, promissory notes, draft documents or chattel paper (including electronic and tangible chattel paper)), and if and to the extent that perfection or priority of Lender's security interest is dependent on or enhanced by possession, Borrower, immediately upon the request of Lender, shall endorse and deliver physical possession of such negotiable collateral or chattel paper to Lender.

                  ii. Borrower shall take all steps reasonably necessary to grant Lender control of all electronic chattel paper in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transaction Act and the Electronic Signatures in Global and National Commerce Act; and

                  iii. If Borrower retains possession of any chattel paper or instruments with Lender's consent, such chattel paper and instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured thereby are subject to the security interest of Textron Financial Corporation."

         (d) At any time upon the request of Lender, Borrower shall execute (or cause to be executed) and deliver to Lender, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") upon which Borrower's signature may be required that Lender may request in its discretion, in form and substance satisfactory to Lender, to perfect and continue the perfection of or better perfect Lender's Liens in the Collateral (whether now owned or hereafter arising or acquired), and in order to consummate fully all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by Applicable Law, Borrower authorizes Lender to execute any such Additional Documents in Borrower's name and authorizes Lender to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Lender shall require, Borrower shall (a) provide Lender with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by Borrower during the prior period, (b) cause all patents, copyrights, and trademarks acquired or generated by Borrower that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of Borrower's ownership thereof, and (c) cause to be prepared, executed, and delivered to Lender supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder. Borrower authorizes Lender to transmit, communicate or, as applicable, file any financing statement under the UCC, record, in-lieu financing statement, amendment, correction statement, continuation statement, termination statement or other instrument, including those describing the Collateral as "all personal property of Debtor" or "all assets of Debtor" or words of similar effect, in such jurisdictions and in such filing offices as Lender may deem necessary or desirable in order to perfect any security interest granted by Borrower under this Agreement and the other Loan Documents without signature. Borrower hereby ratifies, to the extent necessary, Lender's authorization to file a financing statement, if such financing statement has been pre-filed by Lender prior to the Agreement Date. Prior to repayment in full and final discharge of the Obligations, Borrower shall not terminate, amend or file a correction statement with respect to any financing statement filed pursuant to this Section 3.2(d) without Lender's prior written consent.

         (e) Borrower shall promptly notify Lender in writing upon incurring or otherwise obtaining a commercial tort claim, as that term is defined in the UCC, after the date hereof against any third party and, upon request of Lender, promptly amend Schedule 1 to this Agreement, authorize the filing of additional or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Lender to give Lender a security interest in any such commercial tort claim.

         (f) Borrower shall mark its books and records as directed by Lender and as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause its financial statements to reflect the Security Interest.

              ARTICLE IV - PROCEEDS OF COLLATERAL, RECEIVABLES AND
                                  COLLECTIONS

         4.1 Borrower's Proceeds of Collateral. Borrower shall pay to Lender all proceeds of Collateral, including Net Proceeds, immediately upon Borrower's receipt thereof. The receipt of any payment item by Lender (whether from transfers to Lender pursuant to the Lockbox Agreement or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to Lender's account or unless and until such payment item is honored when presented for payment. Anything to the contrary contained in this Agreement notwithstanding, any payment item shall be deemed received by Lender only if it is received into Lender's account on a Business Day on or before 11:00 a.m. East Coast Time. From and after the Closing Date, Lender shall be entitled to charge Borrower for one (1) Business Day of "clearance" or "float" at the Interest Rate on all collections that are received (regardless of whether forwarded by the deposit banks to Lender). This clearance or float charge on all collections is acknowledged by the parties to constitute bargained for consideration of the pricing of the financing of Borrower and shall apply irrespective of whether or not there are any outstanding monetary Obligations.

         4.2    Collection of Receivables and other Collateral.

         (a) Borrower shall establish and maintain, at its expense, a Lockbox, in the sole discretion of Lender, with such banks as are acceptable to Lender pursuant to documentation satisfactory to Lender, in its discretion, into which Borrower shall promptly deposit or cause to be deposited all Revenues. Borrower shall direct and instruct all of its Account Debtors to directly remit to such Lockbox all payments on Receivables and all other payments constituting Revenues, in the identical form in which such payments are made, whether by cash, check or other manner of payment. If, notwithstanding such instructions, Borrower receives any Revenues, and upon receipt by Borrower of any such Revenues, Borrower shall receive such payments as Lender's trustee, and Borrower within one (1) Business Day deliver such payments to Lender in their original form duly endorsed in blank. Borrower agrees that all payments made to the Lockbox or other funds received and collected by Lender, whether in respect of the Receivables, as other Revenues, or otherwise, shall be subject to Lender's sole control and shall be treated as payments to Lender in respect of the Obligations and therefore shall constitute the property of Lender to the extent of the amount of the outstanding Obligations.

         (b) Lender or its designee may, in Lender's sole discretion, at any time during which an Event of Default exists, notify Account Debtors of the Security Interest and collect Receivables directly from Account Debtors and charge the collection costs and expenses to Borrower as additional Loans. Whether or not a Default or an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender, or Borrower, to verify the validity, amount or any other matter relating to any Receivables by mail, telephone, electronic communication or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

                   ARTICLE V - REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender, as of the date of this Agreement and at all times that Lender makes Loans to Borrower, as follows:

         5.1    Existence, Power and Authority; Borrower Affiliates.

         (a) Organization; Qualification. Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, as identified in Schedule 1, having the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted, and Borrower is duly qualified and authorized to do business in the jurisdictions listed on Schedule 1 and in each jurisdiction in which the nature of its business or the ownership and characteristics of its property requires such qualification or authorization, except where the failure to be so qualified would not have a Materially Adverse Effect. The jurisdictions in which Borrower is qualified to do business as a foreign entity are listed on Schedule 1.

         (b) Power. Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform the Loan Documents in accordance with their respective terms. Each of the Loan Documents has been duly executed and delivered by the duly authorized officers of Borrower and each is, or each when executed and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms. All of the transactions contemplated under the Loan Documents are within Borrower's powers and are not in contravention of law or the terms of Borrower's certificate of incorporation, articles of incorporation, by-laws, or other organizational documentation, or any material agreement or undertaking to which Borrower is a party or by which Borrower or its property is bound, and does not result in the creation or imposition of any lien, charge or encumbrance upon any assets of Borrower, other than the Lien of Lender.

         (c) Borrower Affiliates. Borrower has no Affiliates or Subsidiaries except as set forth on Schedule 1.

         (d) Capitalization. The outstanding shares of capital stock or membership interests of Borrower have been duly and validly issued and are fully paid and nonassessable, and the number and owners of such stock or membership interests of Borrower are set forth on Schedule 1. Except as set forth on
Schedule 1, there are no existing warrants, options, or commitments of any kind or nature convertible into capital stock or membership interests of any class of Borrower.

         (e) Business. Borrower is engaged principally in the business(es) described on Schedule 1.

         5.2 Compliance with Other Agreements and Applicable Law. Except as set forth on Schedule 1, Borrower is not in default under, or in violation in any respect of, any material agreement, contract, instrument or other commitment to which Borrower is a party or by which Borrower or its property is bound, and Borrower is in compliance in all material respects with all Governmental Approvals applicable to or required in connection with the conduct of Borrower's business and affairs, and Borrower is otherwise in compliance in all material respects with all Applicable Laws.

         5.3 Absence of Litigation. Except as set forth on Schedule 1, there are no actions, proceedings or investigations pending or threatened against Borrower, or any of its assets, which, if adversely determined against Borrower can reasonably be expected to have a Materially Adverse Effect on the assets, financial condition or business prospects of Borrower.

         5.4 Taxes and Returns. Except as set forth on Schedule 1, Borrower has timely filed all tax returns which Borrower is required by law to file or has obtained valid extensions, and all taxes and other sums related to the payment of taxes owing by Borrower to any governmental authority have been fully paid and Borrower maintains adequate reserves to pay such tax liabilities as they accrue.

         5.5    Lien Priority and Nature of Certain Collateral.

         (a) Liens. Lender has a perfected first priority security interest in the Collateral (other than that portion of the Collateral securing the Touch-1 Indebtedness and other than purchase money Liens that are Permitted Liens) and, except for the Liens described on Schedule 1 and the other Permitted Liens, none of the properties and assets of Borrower is subject to any Lien. Other than the Financing Statements of Lender pursuant to this Agreement, no financing statement under the Uniform Commercial Code of any state or other instrument evidencing a Lien that names Borrower as debtor has been filed (and has not been terminated) in any state or other jurisdiction, and no Borrower has signed any such financing statement or other instrument or any security agreement authorizing any secured party thereunder to file any such financing statement or instrument, except to perfect the Liens listed on Schedule 1 and the other Permitted Liens.

         (b) Title. Except as set forth on Schedule 1, Borrower has valid and legal title to, leasehold interest in, or license to use, all personal property, real property, and other assets used in its business.

         (c) Receivables. Each Eligible Receivable has arisen from the sale and delivery of goods or from services rendered by Borrower, is genuine, complete and, in all other respects, what it purports to be, and is not otherwise ineligible under the standards set forth in this Agreement.

         (d)    Inventory. All Inventory is located on the premises set forth on
Schedule 1 or is Inventory in transit to one of such locations, except as otherwise disclosed in writing to Lender. Borrower has not, within the twelve
(12) months preceding the Agreement Date, located any Inventory at premises other than those set forth on Schedule 1.

         (e) Equipment. All Equipment is in good order and repair in all material respects, normal wear and tear excepted, and is located on the premises set forth on Schedule 1. Borrower has not, within the twelve (12) months preceding the Agreement Date, located any Equipment at premises other than those set forth on Schedule 1.

         (f) Real Estate. Borrower owns or leases no real property other than that described on Schedule 1.

         (g)    Corporate and Fictitious Names. Except as otherwise disclosed on
Schedule 1, during the five-year (5) period preceding the Agreement Date, neither Borrower nor any predecessor of Borrower has been known as or used any corporate or fictitious name other than the name of Borrower as first set forth in this Agreement.

         5.6 Principal Place of Business. Borrower's principal places of business or, if Borrower has more than one principal place of business, Borrower's chief executive office, is located at the address set forth on the signature page of this Agreement. All books and records pertaining to the Collateral are kept by Borrower at its principal place of business or, if Borrower has one, its chief executive office.

         5.7 Environmental Compliance. Except as set forth on Schedule 1, to the best of Borrower's knowledge, (i) none of Borrower's properties or assets has ever been used by Borrower or by any previous owner or operator of such properties or assets, in violation of any Environmental Laws; (ii) none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any Environmental Laws as a hazardous substance or materials disposal site, or a candidate for closure pursuant to any Environmental Laws;
(iii) no liens arising under any Environmental Laws has attached to any Revenues or to any real or personal property owned or operated by Borrower; (iv) Borrower has not received a summons, citation, notice or directive from any federal or state governmental agency concerning any action or omission by Borrower resulting from the violation of any Environmental Laws; (v) Borrower is now in compliance with all Environmental Laws; and (vi) all material Governmental Approvals or similar authorizations required to be obtained or filed in connection with the operations of Borrower under any Environmental Laws have been obtained, and all Governmental Approvals and similar authorizations are valid and in full force and effect in all respects.

         5.8 Proprietary Rights. A correct and complete schedule of all of Borrower's trademarks, trademark applications, registered copyrights, copyright applications, patents, patent applications, and service marks is set forth in
Schedule 1 and none of such rights is subject to any licensing agreement or similar arrangement, except as set forth on Schedule 1 or as entered into in the ordinary course of Borrower's business. To the best knowledge of Borrower none of the Proprietary Rights of Borrower infringes on the valid trademark, trade name, copyright, or patent right of any other person or entity, and no other person's or entity's property infringes on the Proprietary Rights, in any material respect. The Proprietary Rights of Borrower on Schedule 1 constitute all of the property of such type necessary to the current and anticipated future conduct of the business of Borrower.

         5.9 Trade Names. All trade names or styles under which Borrower sells Inventory or Equipment or creates Accounts, or to which instruments in payment of Accounts are made payable, are listed on Schedule 1.

         5.10 Employee Relations. Borrower has a stable work force in place and Borrower is not, except as disclosed on Schedule 1, party to any collective bargaining agreement nor has any labor union been recognized as the representative of Borrower's employees, and Borrower knows of no pending, threatened, or contemplated strikes, work stoppage or other labor disputes involving any of Borrower's employees.

         5.11 Employee Pension Benefit Plans. Each Plan meets the minimum funding standards of Section 302 of ERISA, if applicable, and no Termination Event has occurred with respect to any Plan of Borrower.

         5.12 Bank Accounts. The information on Schedule 1 is a complete and correct list of all checking accounts, deposit accounts, and other bank accounts maintained by Borrower.

         5.13 Accuracy and Completeness of Information. All representations and warranties set forth in this Article V, and all statements and other information furnished by or on behalf of Borrower in connection with this Agreement or any of the Loan Documents are true and correct in all material respects and do not omit any material fact. Each financial statement furnished by or on behalf of Borrower presents fairly the financial condition of Borrower as of the date of such statement and for the relevant period(s) then ended.

         5.14 Software License Compliance. Borrower warrants and represents that all software used by Borrower on any of Borrower's computers is either Borrower's proprietary software or is duly licensed, maintained and operated in compliance with the software owner's license terms and conditions.

         5.15. Redeemable Securities. Borrower currently has certain redeemable securities issued and outstanding, all as set forth in more detail on Schedule 5.15.

         5.16 Survival of Warranties; Cumulative. All representations and warranties contained in this Agreement or any of the other Loan Documents shall survive the execution and delivery of this Agreement, any investigation made by or on behalf of Lender, or any Borrowing hereunder, and shall be deemed to have been made again to Lender on the date of each additional Borrowing or other credit accommodation under this Agreement, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) or have been subsequently expressly amended (in which case such representations and warranties shall have been true and accurate from and after the date of such amendment), and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth in this Agreement and in the other Loan Documents shall be cumulative and shall be in addition to any other representations or warranties which Borrower shall now or hereafter give, or cause to be given, to Lender.

                       ARTICLE VI - AFFIRMATIVE COVENANTS

         Until this Agreement has been terminated and all Obligations have been paid in full, Borrower covenants and agrees with Lender as follows:

         6.1 Financial Statements. Borrower shall deliver to Lender, within one hundred twenty (120) days following the close of each Fiscal Year, Borrower's audited financial statements, certified by a recognized firm of certified public accountants acceptable to Lender as having been prepared in accordance with GAAP and as presenting fairly the financial condition of Borrower as of the date thereof and for the period then ended (and including a management letter to Borrower from such accountants, if prepared by such accountants at Borrower's request, to be delivered not later than thirty (30) days thereafter). Borrower shall deliver to Lender such other financial information as Lender shall reasonably request, including, (i) within thirty
(30) days after the close of each month, reasonably detailed monthly and fiscal year-to-date financial statements, including income statement, balance sheet, and statement of cash flow, prepared in accordance with GAAP (subject to the absence of notes and to annual audit adjustment), certified by the chief executive officer or chief financial officer or other authorized individual of Borrower as presenting fairly the financial condition of Borrower, (ii) within forty-five (45) days following the close of each Fiscal Quarter, reasonably detailed quarterly financial statements, including income statement, balance sheet, and statement of cash flow, prepared in accordance with GAAP (subject to the absence of notes and to annual audit adjustment), certified by the chief executive officer or chief financial officer or other authorized individual of Borrower as presenting fairly the financial condition of Borrower as of the date thereof and for the period then ended, which, for the end of each such Fiscal Quarter, shall also include a Covenant Compliance Certificate, setting forth a calculation of the financial covenants described in Section 7.6 below, and the status of all other monetary covenants set forth in this Agreement, and (iii) at least thirty (30) days prior to the end of Borrower's Fiscal Year an annual operating budget showing a projected income statement, balance sheet and cash flows as of each Fiscal Quarter end for the forthcoming Fiscal Year.

         6.2 Books and Records. Borrower shall keep accurate and complete records of the Collateral and shall, at reasonable times and upon reasonable notice, permit Lender to: (a) visit Borrower's business locations at intervals to be determined by Lender; and (b) inspect, audit and make extracts from or copies of Borrower's books, records, journals, receipts, computer tapes and disks. The parties expressly acknowledge and agree that notice of twenty-four
(24) hours or more shall be reasonable in the event Borrower is not in default of any of the Obligations at the time such inspection is requested, and that prior notice shall not be required in the event Borrower is in default under any of the Obligations at the time any such inspection is requested. All governmental authorities are authorized to furnish Lender with copies of reports of examinations of Borrower made by such parties. Banks, Account Debtors and other third parties (without waiving any attorney-client privilege) with whom Borrower has contractual relationships pertaining to the Collateral or the Loan Documents, are authorized to furnish Lender with copies of such contracts and related materials. Lender is authorized, in its own name or any other name, to communicate with Account Debtors in order to verify the existence, amount and terms of any Receivable.

         6.3 Additional Documentation. Borrower shall execute and deliver to Lender all additional documents that Lender may, from time to time, reasonably determine are necessary or appropriate to evidence the Loans or to continue or perfect Lender's Security Interest in the Collateral.

         6.4 Existence, Name, Organization and Chief Executive Office. Borrower shall maintain its existence in good standing and shall deliver to Lender written notice, at least sixty (60) days in advance, of any proposed change in Borrower's state of incorporation, a change in Borrower's name or organizational identification number, a change in the use of any trade name, new trade names, fictitious name or new fictitious names, Borrower's business locations, the location of Borrower's principal place of business or chief executive office, the mailing address of Borrower, the location of any Inventory or Equipment, or the location of Borrower's books and records, and shall execute or cause to be executed any and all documents that Lender reasonably requests in connection therewith, including, in the case of any new location of Inventory that is not owned by Borrower, a waiver and consent from the lessor of such premises in form and substance acceptable to Lender.

         6.5 Compliance with Laws and Taxes. Borrower shall comply in all material respects with all Applicable Laws. Borrower shall promptly deliver to Lender, upon request, an executed copy of any document filed or submitted to any governmental body pursuant to Applicable Laws, each copy certified by Borrower to be a true and correct copy thereof. Borrower shall pay all real and personal property taxes, assessments and charges, and all franchise, income, unemployment, social security, withholding, sales and all other taxes assessed against Borrower or the Collateral, at such times and in such manner so as to avoid any penalty from accruing against Borrower or any Lien or charge from attaching to the Collateral; provided, however, that Borrower shall not be required to pay any such tax, assessment, or charge so long as validity thereof shall be actively contested in good faith by appropriate proceedings, the amount of such taxes, assessments or charges in dispute do not exceed the sum of $100,000.00 in the aggregate at any time, Borrower shall have set aside on its books adequate reserves, which reserves shall be derived from sources other than directly from Lender, and Borrower shall have reported same on an amended Covenant Compliance Certificate reviewed and approved by Lender; but provided further that any such tax, assessment, or charge shall be paid forthwith upon the commencement of proceedings to foreclose any lien securing the same. Borrower shall promptly deliver to Lender, upon request, receipted bills evidencing payment of such taxes and assessments.

         6.6 Performance of Obligations. Borrower shall perform, in a timely manner, all of its obligations pursuant to all leases, mortgages, deeds of trust or other agreements to which Borrower is a party, and shall pay when due all debt owed by Borrower and all claims of mechanics, materialmen, carriers, landlords, warehousemen and other like persons, except only, and to the extent that, the amount of any such debt and claims is being contested by Borrower in good faith by appropriate proceedings and Borrower maintains on its books reasonable reserves therefor in accordance with GAAP.

         6.7    Reporting as to Revenues, Receivables and Inventory.

                (a) With such frequency as Lender shall direct, Borrower shall deliver to Lender such information as Lender shall request with respect to the Revenues, Receivables and Inventory, including, but not limited to:

                        i. no later than 5:00 p.m. East Coast time on the first to occur of (A) the day on which Borrower requests a Revolving Loan Advance or (B) Wednesday of each week, a weekly Borrowing Base Certificate based on the Receivables and Inventory as of the end of the preceding week, together with a detailed summary of sources of all of the Revenues, including sales of Inventory, and credits and collections associated with Receivables.

                        ii. no later than the fifteenth (15th) day of each month, a Borrowing Base Certificate based upon the Receivables and Inventory as of the end of the preceding month, together with a detailed summary of the sources of all of the Revenues, including sales of Inventory and credits and collections associated with Receivables, for the preceding month;

                        iii. no later than the fifteenth (15th) day of each month, detailed schedules showing the aging of Receivables and Borrower's accounts payable as of the end of the preceding month;

                        iv. On a daily basis, an invoice register or sales journal describing all sales of Borrower for the immediately preceding day, in form and substance acceptable to Lender;

                        v. no later than ten (10) days following Lender's request therefore, a complete and updated list of Borrower's customers, not including consumer or residential customers, which list shall include the name, address and telephone number of each such customer; and

                        vi. any other reports reasonably requested by Lender including, but not limited to, dilution analysis, origination reports and default/charge-off reports, in form and substance acceptable to Lender.

                b.      Borrower shall notify Lender promptly if:

                        i. Borrower enters into a long-term contract with the United States of America, and, if requested by Lender, Borrower shall execute all instruments and take all steps necessary to insure that all amounts due and to become due under such long-term contract are properly assigned to Lender pursuant to the Assignment of Claims Act of 1940 or otherwise;

                        ii. Borrower receives information with regard to any type or item of Collateral which might have in any way a Materially Adverse Effect on the value of the Collateral as a whole or the rights and remedies of Lender with respect thereto; and

                        iii. any accounts due and owing in which amounts in excess of $20,000 are in dispute by any single Account Debtor on an Eligible Receivable ($500,000 in the aggregate in the case of carrier disputes in the ordinary course of business), and/or any accounts due and owing which jeopardizes any contract or agreement then in effect, and Borrower shall explain in detail the reason for the dispute, all claims related to the dispute, and the amount in controversy;

         6.8 Over-Advance. If, at any time, the aggregate unpaid principal amount of any of the Loans, including without limitation, all amounts deemed to be Revolving Loan Advances in accordance with Section 1.4, exceeds any applicable limit set forth in this Agreement, Borrower shall immediately pay to Lender the amount of any such excess and all accrued interest and other charges owing to Lender with respect thereto.

         6.9 Breach or Default. Borrower shall notify Lender immediately upon the occurrence of any circumstance which: (a) makes any representation or warranty of Borrower contained in this Agreement or any other Loan Document incorrect or misleading in any material respect; or (b) constitutes an Event of Default.

         6.10 Maintenance of Assets. Borrower shall maintain all of its real and personal property in good repair, working order and condition, normal wear and tear excepted, shall make all necessary replacements to such property so that the value and the operating efficiency of such property will be preserved, shall prevent any personal property from becoming a fixture to real estate (unless owned by Borrower and encumbered by a mortgage, deed of trust, security deed or similar agreement in favor of Lender), and will pay or cause to be paid all rental or mortgage payments due on its real property.

         6.11 Insurance. Borrower shall procure and continuously maintain: (a) "All Risk Extended Coverage" property insurance covering Borrower's tangible personal property for the full replacement value thereof; (b) "All Risk Extended Coverage" business interruption insurance in an amount acceptable to Lender; (c) liability insurance in an amount acceptable to Lender; and (d) such other customary insurance coverages as are reasonably specified by Lender from time to time. Each property and business interruption insurance policy shall contain a standard Lender's Loss Payable Endorsement in favor of Lender, providing for, among other things, thirty (30) days prior written notice to Lender of any cancellation, non-renewal or modification of such coverage. Borrower shall deliver to Lender certified copies of such policies and all required endorsements, or other evidence of such insurance acceptable to Lender. All amounts received by Lender from any such insurance policies may be applied by Lender to the Obligations. If Borrower fails to procure required insurance or such insurance is canceled or otherwise lapses, Lender may procure such insurance and add the cost of such insurance to the principal balance of the Loans.

         6.12 Use of Proceeds. Borrower shall use the proceeds of all Revolving Loan Advances and all other loans or accommodations made by Lender for Borrower for legal and proper business purposes, and only for those purposes described on Schedule 1, and not for any personal, family or household purposes or for any purpose prohibited by law or by the terms and conditions of this Agreement or any of the Loan Documents.

         6.13 Disclosure. Promptly and in no event later than five (5) Business Days after obtaining knowledge thereof, Borrower shall (i) notify Lender if any written information, exhibit, or report furnished to Lender contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (ii) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment, filing, or recordation thereof.

         6.14. Plan Regarding Redemption of Securities. Borrower shall cause its parent, Z-Tel Technologies, Inc., to deliver to Lender, no later than July 18, 2006, a written plan detailing, in form and substance acceptable to Lender, the source of funds available to Borrower with which Borrower shall redeem the securities described in Section 5.15 above to be redeemed prior to the termination hereof, without such redemption resulting in a Default or Event of Default hereunder.

         6.15 Further Assurances. Borrower will promptly cure, or cause to be cured, defects in the execution and delivery of the Loan Documents (including this Agreement), resulting from any act or failure to act by Borrower or any of the employees or officers thereof. Borrower, at its expense, will promptly execute and deliver to Lender, or cause to be executed and delivered to Lender, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements of Borrower in the Loan Documents, including this Agreement, or to correct any technical omissions in the Loan Documents, or to obtain any consents that are necessary in connection with or in accomplishment of the covenants and agreements of Borrower, all as may be necessary or appropriate in connection therewith as may be requested by Lender.

         6.16 Brokerage Commissions. Borrower shall pay any and all brokerage commission or finders fees incurred in connection with or as a result of Borrower's obtaining financing from Lender under this Agreement. Borrower agrees to indemnify, defend, and hold Lender harmless from and against any claim of any broker or finder arising out of Borrower's obtaining financing from Lender under this Agreement.

                   ARTICLE VII - BORROWER'S NEGATIVE COVENANTS

         Borrower covenants and agrees with Lender as follows:

         7.1 Business, Management and Organization. Borrower shall not: (a) make any material change in its management, which includes the following: the removal of Horace "Trey" Davis, III and/or D. Gregory Smith, and a replacement officer acceptable to Lender, in its sole discretion is not named by Borrower within ninety (90) days from the date of such removal; (b) make any material change in the nature of the business that Borrower presently conducts; (c) change its name except after first complying with Section 6.4 of this Agreement;
(d) change its state of incorporation or its type of organization (that is, from a corporation); or (e) merge or consolidate with any Person or purchase any stock or assets of any other Person, other than assets used by Borrower in the ordinary course of its business, other than Permitted Investments, or other than as provided in section 7.9 hereof.

         7.2 Disposition of Assets. Borrower shall not: (a) encumber the Collateral in favor of any party other than Lender, whether voluntarily or involuntarily, other than the Permitted Liens; or (b) sell, consign, lease or remove from Borrower's business locations any of Borrower's assets except that, until Lender gives Borrower notice to the contrary during the existence of any Event of Default, Borrower may (i) sell Inventory in the ordinary course of its business (any sale or exchange of Inventory in satisfaction of indebtedness of Borrower shall not be deemed a sale of Inventory in the ordinary course of business); (ii) sell or dispose of obsolete assets that constitute Collateral which Borrower has determined, in good faith, not to be useful in the conduct of its business and which, in any Fiscal Year, do not have an aggregate fair market value in excess of $100,000.00; (iii) sell or dispose of obsolete assets that do not constitute Collateral which Borrower has determined, in good faith, not to be useful in the conduct of its business; and (iv) sell or dispose of accounts in the course of collection in the ordinary course of business, so long as any accounts sold or disposed of shall not be included in the Borrowing Base, and any and all payments for such accounts shall be treated as set forth in Paragraph 4.2 of this Agreement.

         7.3 Loans and Guarantees. Borrower shall not make any loan or contribute money, goods or services to, or guaranty or agree to become liable for any obligation of, any other Person, including any Affiliates of Borrower or any Interested Party, other than: (a) loans to employees of Borrower for reimbursable expenses incurred by such employees in the normal course of Borrower's business; (b) sales of Inventory in the ordinary course of business;
(c) guaranties and endorsements made in connection with the deposit of negotiable instruments and other items for collection or credit in the ordinary course of business, and (d) Permitted Investments.

         7.4 Investments. Borrower shall not make any Investment other than Permitted Investments.

         7.5 Distributions and Salaries. Borrower shall not, without Lender's written consent:

         (a) make any dividend, distribution or payment on or with respect to any shares, or purchase, redeem or otherwise acquire or retire any of its stock except (i) distributions of cash in an aggregate amount not to exceed $50,000 in any Fiscal Year and distributions of shares, each in connection with the conversion of existing shares into other shares of stock, (ii) repurchases of stock from former employees or directors of Borrower under the terms of applicable repurchase agreements or otherwise, such repurchases not to exceed in the aggregate $50,000.00 in any Fiscal Year, (iii) in respect of redemption of the securities described in Schedule 5.15 hereof (provided that no Default or Event of Default is created hereunder by such redemption), or (iv) dividends or distributions to a Borrower.

         (b) increase, whether by election, promotion or otherwise, the aggregate salaries and other compensation paid to existing officers of Borrower by more than ten percent (10%) in the aggregate in any Fiscal Year.

         7.6    Financial Covenants.

         (a) Borrower shall not permit the Fixed Charge Coverage Ratio to be less than (1.29) to 1.0 as of the end of the Fiscal Quarter ending June 30, 2004, nor less than (0.28) to 1.0 as of the end of the Fiscal Quarter ending September 30, 2004, nor less than 1.12 to 1 as of the end of the Fiscal Quarter ending December 31, 2004, nor less than 1.0 to 1.0 for the immediately preceding rolling six-month period ending March 31, 2005, nor less than 1.0 to 1.0 for the immediately preceding rolling nine-month period ending June 30, 2005, and nor less than 1.0 to 1.0 for the immediately preceding rolling twelve-month period ending September 30, 2005, and thereafter.

         (b) Borrower shall not permit Receivable Turnover to exceed 50 days during any rolling twelve-month period.

         (c) Borrower shall not permit Unfunded Capital Expenditures to exceed $9,000,000 per year during the term of this Agreement.

         All amounts referenced in this Section shall be determined in accordance with GAAP.

         7.7 Change of Control. Borrower shall not cause, permit, or suffer, directly or indirectly, any Change of Control.

         7.8 Limitation on Indebtedness for Money Borrowed. Borrower shall not create or suffer to exist any Indebtedness for Money Borrowed except: (i) the Indebtedness for Money Borrowed by Borrower to Lender under this Agreement and the Loan Documents; (ii) Indebtedness for Money Borrowed outstanding as of the Closing Date and listed on Schedule 1(T); (iii) Indebtedness for Money Borrowed secured by Permitted Liens; (iv) other Indebtedness for Money Borrowed in an aggregate amount not to exceed $100,000.00; and (v) Subordinated

Indebtedness. Notwithstanding the foregoing, any Indebtedness for Money Borrowed created or incurred after the Closing Date (other than Indebtedness secured by purchase money Liens which are Permitted Liens) shall (i) be expressly subordinate to the Credit Facility; (ii) contain a maturity date that is subsequent to the Termination Date; (iii) not require any payment other than accrued interest during the term of the Facility; (iv) expressly provide that upon the occurrence and during the continuation of an Event of Default, no payment shall be required with respect to such Indebtedness.

         7.9 Mergers; Consolidations; Acquisitions. Borrower shall not (i) merge or consolidate, or permit any Subsidiary of Borrower to merge or consolidate, with any other Person, except that Borrower or any Subsidiary may merge or consolidate with another Person with the prior written consent of Lender, nor (ii) acquire, or permit any of its Subsidiaries to acquire, all or any substantial part of the properties and assets or Securities of any Person (other than from Borrower or a Subsidiary), other than assets used by Borrower or the Subsidiary in the ordinary course of its business and other than Permitted Investments, except that Borrower or any Subsidiary may acquire such property of any other Person with the prior written consent of Lender.

         7.10 Subsidiaries. After the Closing Date, Borrower shall not create any Subsidiary nor transfer any assets to any Subsidiary, except with the prior written consent of Lender.

         7.11 Fiscal Year. Borrower shall not change its Fiscal Year end for accounting purposes.

         7.12 Affiliate Transactions. Borrower shall not enter into or be a party to any agreement or transaction with any Affiliate except (i) in the ordinary course of Borrower's business and upon fair and reasonable terms that are no less favorable to Borrower than it would obtain in a comparable arms length transaction with a Person not an Affiliate of Borrower, and on terms consistent with the business relationship of Borrower and such Affiliate prior to the Agreement Date, if any, and fully disclosed to Lender, and (ii) transactions in the ordinary course of Borrower's business for the provision or receipt of services of an administrative, support, or other similar nature.

         7.13 Subordinated Indebtedness. Upon the occurrence and during the continuation of an Event of Default, no Borrower shall make any payment with respect to any Subordinated Indebtedness or amend any document relating to the Subordinated Indebtedness.

                       ARTICLE VIII - CONDITIONS PRECEDENT

         8.1    Initial Credit.   The obligation of Lender to extend any credit
under this Agreement is subject to the fulfillment to Lender's satisfaction of all of the following conditions:

         (a) All legal matters incidental to the extension of credit by Lender shall be satisfactory to counsel of Lender.

         (b) Lender shall have received, in form and substance satisfactory to Lender, each of the following, duly executed:

                i.      This Agreement;

                ii.     The Trademark Agreement;

                iii. Borrower's borrowing resolutions, together with a secretary's certificate;

                iv.     UCC-1 Financing Statements;

                v.      An opinion of Borrower's counsel;

                vi.     The Deposit Control Agreement;

                vii.    Lockbox Agreement;

                viii. A Landlord Waiver and Consent from each of Borrower's landlords;

                ix. All releases, terminations, agreements and other documents as Lender may request to effect and evidence termination of the existing financing arrangements of Borrower and the interests of any other lender or lenders pursuant to any such financing arrangements in any assets and properties of Borrower;

                x. A Borrowing Base Certificate dated as of the Agreement Date;

                xi.     The payoff letter from the Existing Lender; and

                xii. Such other documents as Lender may require under this Agreement.

         (c) Lender shall have received evidence of insurance and loss payee endorsements and/or certificates of insurance naming Lender as loss payee, as required under this Agreement, in form and substance satisfactory to Lender, at Borrower's cost and expense.

         (d) Lender shall have completed a field review of the records and other information with respect to the Collateral as Lender may require, the results of which (including evidence of segregation and identification of Collateral) shall be satisfactory to Lender in its discretion.

         (e) Lender shall have received and reviewed UCC search results for all jurisdictions in which assets of Borrower are located in the United States, in form and substance satisfactory to Lender.

         (f) Lender shall have received evidence, in form and substance satisfactory to Lender, that Lender has a valid perfected first security interest in all of the Collateral except as otherwise permitted under this Agreement.

         (g) Lender shall have completed its business, legal and collateral due diligence, including a collateral audit and review of Borrower's books and records, contracts with Account Debtors conducted by Lender and verification of

Borrower's representations and warranties to the Lender, the results of which shall be satisfactory to Lender.

         (h) Lender shall have completed background checks with respect to certain principal owners and managers of Borrower, the results of which shall be satisfactory to Lender in its sole discretion.

         (i) Lender shall be satisfied in its sole discretion that there are no offset arrangements between the Borrower and Account Debtors, including any related buy-back agreements.

         (j) No Default or Event of Default shall have occurred and be continuing.

         (k) All representations and warranties of Borrower set forth in this Agreement shall be true and correct in all material respects.

         (l) The Parties shall have completed or delivered, as applicable, all items on the checklist of closing items in connection with this Agreement, each to the satisfaction of Lender in its discretion.

         8.2 Initial and Subsequent Credit. The obligation of Lender to make each extension of credit requested by Borrower under this Agreement, including without limitation, the initial Revolving Loan Advance and any subsequent Revolving Loan Advance shall be subject to the fulfillment to Lender's satisfaction of all of the following conditions:

         (a) The representations and warranties contained in this Agreement and in each of the other Loan Documents shall be true on and as of the date of the signing of this Agreement and on the date of each extension of credit or the making of any Loans by Lender pursuant to this Agreement, with the same effect as though such representations and warranties had been made on and as of each such date, and on each such date, no Event of Default, and no condition, event or act which with the giving of notice or the passage of time or both would constitute an Event of Default, shall have occurred and be continuing or shall exist.

         (b) Lender shall have received all additional documents that Lender may require in connection with such extension of credit, in form and substance satisfactory to Lender.

         (c) There shall be no material adverse change, as determined by Lender in its discretion, since December 31, 2003, in the financial condition or business of Borrower or any Guarantor, nor any material decline, as determined by Lender in its discretion, in the market value of any Collateral or a substantial or material portion of the assets of Borrower or any Guarantor.

                    ARTICLE IX - EVENTS OF DEFAULT; REMEDIES

         9.1 Events of Default. The occurrence or existence of any one or more of the following events or conditions, whether voluntary or involuntary, shall constitute an Event of Default.

         (a) Borrower fails to pay when due (whether due at stated maturity, on demand, upon acceleration or otherwise) any installment of principal, over advance, interest, premium, if any, and fees on any of the Loans, or otherwise owing under this Agreement.

         (b) Borrower fails to pay any of the other Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) and such failure shall continue for a period of ten (10) days after Lender's giving Borrower written notice thereof;

         (c) Borrower or any other Obligor fails or neglects to perform, keep or observe any covenant contained in this Agreement or the other Loan Documents (other than a covenant which is dealt with specifically elsewhere in this Section 9.1) and the breach of such other covenant in this Agreement or the other Loan Documents is not cured within twenty (20) days after the sooner to occur of Borrower's or such other Obligor's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower or such other Obligor;

         (d) Any representation or warranty made by or on behalf of Borrower or any other Obligor, or other information provided by or on behalf of Borrower or any other Obligor to Lender, was incorrect or misleading in any material respect at the time it was made or provided;

         (e) Borrower or Borrower Affiliate defaults: (i) as primary or secondary obligor, in the payment of any principal or interest on any Indebtedness for Money Borrowed (other than the Obligations) in excess of $100,000.00, or in the payment of any portion of the Touch 1 Indebtedness, and such default continues beyond any applicable grace period or, if such Indebtedness is payable on demand, fails to pay such Indebtedness upon demand; or (ii) in the observance of any covenant, term or condition contained in any agreement evidencing, securing or relating to any Indebtedness for Money Borrowed (other than the Obligations) in excess of $100,000.00, or in the observance of any covenant, term or condition contained in any document evidencing any portion of the Touch 1 Indebtedness, if the effect of such default is to cause, or to permit any other party to such Indebtedness to cause, all or part of such Indebtedness to become due before its stated maturity;

         (f) A writ of attachment, garnishment execution, distraint or similar process in excess of $100,000.00 is issued against Borrower, any Borrower Affiliate, or any of its respective properties except for any such writ of attachment, garnishment execution, distraint or similar process that is subject to a bona fide dispute by Borrower, is properly contested by appropriate proceedings promptly instituted and diligently conducted, and Borrower shall have set aside on its books reserves of at least one hundred twenty-five percent (125%) of the face amount of such writ of attachment, garnishment execution, distraint or similar proceeding, which reserves shall be derived from sources other than directly from Lender, and/or Lender shall have set aside Reserves that Lender deems adequate;

         (g) Lender determines, in its reasonable discretion, that a Materially Adverse Effect has occurred;

         (h) Borrower becomes insolvent or bankrupt; makes an assignment for the benefit of creditors or consents to the appointment of a trustee or receiver; a trustee or a receiver is appointed for Borrower or for a significant portion of Borrower's assets; bankruptcy, reorganization or insolvency proceedings are instituted by or against Borrower; or if any of the foregoing occurs with respect to any guarantor or other party liable for any of Borrower's obligations owing to Lender;

         (i) Any judgment or order for the payment of money in excess of $100,000.00, or in excess of $300,000.00 in the aggregate for all such judgments or orders, is entered against Borrower, unless the same shall be (i) fully covered by insurance and the issuer of the applicable policy shall have acknowledged full coverage in writing within thirty (30) days of judgment, or
(ii) vacated, stayed, bonded, paid or discharged within a period of thirty (30) days from the date of such judgment or order, or (iii) Borrower shall have set aside on its books reserves of at least one hundred twenty-five percent (125%) of the face amount of such judgment or order, which reserves shall be derived from sources other than directly from Lender, and/or Lender shall have set aside Reserves that Lender deems adequate;

         (j) Any Loan Document is terminated other than as provided for in this Agreement or becomes void or unenforceable, or any Security Interest ceases to be a valid and perfected first priority security interest in any portion of the Collateral, other than as a result of the Permitted Liens;

         (k) Borrower conceals, removes, or permits to be concealed or removed, any of its assets with the intent to hinder, delay or defraud Lender or any of any Borrower's other creditors;

         (l) A Guarantor, surety or endorser for any of the Obligations revokes, terminates or fails to perform any of the terms of any Guaranty, endorsement or other agreement of such party in favor of Lender, or prospectively terminates or revokes such Guaranty or surety;

         (m) Any Guarantor or any general partner of any Guarantor dies and, such Guarantor or general partner has not been replaced within forty-five (45) days of the death of that person by another Person creditworthy in Lender's reasonable judgment as the original Guarantor or general partner;

         (n) Any loss, theft, damage or destruction of any item of Collateral or other property of Borrower which has a Materially Adverse Effect;

         (o) There is filed against Borrower or any guarantor or other party liable for any of Borrower's Obligations any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding could result in the confiscation or forfeiture of any material portion of the Collateral;

         (p) Any Termination Event with respect to any Plan shall have occurred; or a decision shall have been made by Borrower or Borrower Affiliate, or any member of the "controlled group of corporations"(as defined in Section

1563(a)(4) of the Internal Revenue Code determined without regard to Sections 1563(a) and (e)(3)(c) of such Code) of which Borrower or Borrower Affiliate is a party, to terminate, file a notice of termination with respect to, or withdraw from, any Plan; and

         (q) Any default, event of default, or breach occurs with respect to any real property lease for any of Borrower's business locations, and is not cured within any applicable grace or cure periods.

         9.2 Lender's Remedies. In addition to any other rights and remedies that Lender may have, upon the occurrence and during the continuance of an Event of Default, Lender may:

         (a)    Without notice to, or demand upon, Borrower:

                i.      discontinue making any further Loans;

                ii.     terminate this Agreement;

                iii. declare all Obligations to be immediately due and payable;

                iv. take possession of all or any portion of the Collateral, wherever located, and enter on any of the premises where any of the Collateral may be and remove, repair and store any of the Collateral until it is sold or otherwise disposed of (Lender shall have the right to store, without charge, all or any portion of the Collateral at any of Borrower's business locations);

                v. use, without charge, Borrower's Proprietary Rights, advertising materials, or any property of a similar nature, in advertising for sale and selling any of the Collateral; and

                vi. renew, modify or extend any Receivable, grant waivers or indulgences with respect to any Receivable, accept partial payments on any Receivable, release, surrender or substitute any security for payment of any Receivable, or compromise with, or release, any party liable on any Receivable in such a manner as Lender may, in its sole discretion deem advisable, all without affecting or diminishing Borrower's Obligations to Lender.

         (b)    With notice to Borrower:

                i. require Borrower, at Borrower's expense, to assemble the Collateral and make the Collateral available to Lender at locations reasonably convenient to Lender and Borrower; and

                ii. sell or otherwise dispose of all or any portion of the Collateral at public or private sale for cash or credit, with such notice as may be required by law (in the absence of any contrary requirement, Borrower agrees that ten (10) days prior notice of a public or private sale of the Collateral is reasonable), in lots or in bulk, all as Lender, in its sole discretion, may deem advisable. Lender shall have the right to conduct any such sales, without charge, at Borrower's business locations. Lender may purchase all or any portion of the Collateral at public sale and, if permitted by law, at private sale and, in lieu of actual payment of the purchase price, may offset the amount of such price against the outstanding amount of the Loans and any other amounts owing from Borrower to Lender. Proceeds realized from the sale of any Collateral will be applied in the following order:
         (a) to the reasonable costs, expenses and attorneys' fees incurred by Lender in connection with the collection, acquisition, protection and sale of the Collateral; (b) to any accrued and unpaid interest owing from Borrower to Lender; and (c) to any other amounts owing from Borrower to Lender. Borrower agrees that Borrower will remain fully liable for any deficiency owing to Lender after the proceeds of the Collateral have been applied to the Loans and all other amounts owing from Borrower to Lender.

         (c) If any of the Collateral shall require repairing, maintenance, preparation, or the like, or is in process or other unfinished state, Lender shall have the right, but not the obligation, to repair or perform such maintenance, preparation, processing or completion of manufacturing to place the same in such saleable condition as Lender shall deem appropriate, but Lender shall have the right to sell or dispose of such Collateral with or without such processing.

  ARTICLE X - JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; AND GOVERNING LAW

         10.1 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver

         (a) The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Rhode Island, without reference to applicable conflict of law principles.

         (b) Borrower and Lender irrevocably consent and submit to the non-exclusive jurisdiction of Rhode Island Courts in connection with the resolution of any disputes relating to this Agreement or the other Loan Documents. Borrower irrevocably waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Loan Documents, or in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or otherwise enforce its rights against Borrower or its property, or any guarantor of the Obligations.

         (c) Borrower waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Borrower at the address set forth below and service so made shall be deemed to be completed five (5) Business Days after the same shall have been so deposited in the United States mails. Nothing contained in this Agreement shall affect the right of Lender to serve legal process by any other manner permitted by law.

         (d) BORROWER AND LENDER EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES TO THIS AGREEMENT IN RESPECT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE RELATED TRANSACTIONS, INCLUDING WITHOUT LIMITATION, THE OBLIGATIONS OF BORROWER AND ANY GUARANTOR, THE COLLATERAL, OR ANY INSTRUMENT, DOCUMENT OR GUARANTY DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, ADMINISTRATION, COLLECTION OR ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER AND LENDER EACH HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWER OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO A TRIAL BY JURY.

         (e) Borrower hereby releases and exculpates Lender, its officers, employees and designees, and Lender shall not have any liability to Borrower (whether in contract, tort, equity or otherwise) for losses suffered by Borrower in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted at all times in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.

         10.2 Waiver of Certain Claims and Counterclaims. In no event shall Lender have any liability to Borrower for lost profits or other special, consequential, incidental, exemplary or punitive damages in connection with this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby, and Borrower expressly waives any and all right to assert any such claims. Borrower further waives all rights to interpose any claims, deductions, setoffs, recoupment, or counterclaims of any nature (other than compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto. No officer of Lender has any authority to waive, condition, or modify the provisions of this section.

         10.3 Indemnification. Borrower agrees to indemnify, save and hold harmless Lender and its directors, officers, agents, attorneys and employees from and against: (i) the use or contemplated use of the proceeds of any of the Loans, any transaction contemplated by this Agreement or the other Loan Documents, or any relationship with Borrower or any other party to this

Agreement or the other Loan Documents; (ii) any administrative or investigative proceeding by any governmental agency arising out of or related to a claim, demand, action or cause of action described in clause (i) above; and (iii) any and all liabilities, losses, costs or expenses (including reasonable attorneys' fees and disbursements and other professional services) that any party indemnified hereunder suffers or incurs as a result of any foregoing claim, demand, action or cause of action; provided, however, that no such indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct. Any obligation or liability of Borrower to any such indemnitee under this section shall survive the expiration or termination of this Agreement and the repayment of the Loans and performance of all Obligations.

                           ARTICLE XI - MISCELLANEOUS

         11.1 Power of Attorney. Borrower irrevocably appoints Lender, and any person designated by Lender, as Borrower's true and lawful attorney-in-fact to:
(a) endorse for Borrower, in Lender's or Borrower's name, any draft or other order for the payment of money payable to Borrower; and (b) execute and file or submit for recording, in Lender's or Borrower's name, Financing Statements describing the Collateral. Lender shall not be liable to Borrower for any action taken by Lender or its designee under this power of attorney, except to the extent that such action was taken by Lender in bad faith or with gross negligence or willful misconduct. Borrower agrees that a carbon, photographic or other reproduction of a Financing Statement or this Agreement may be filed by Lender as a Financing Statement.

         11.2 Outstanding Loan Balance. The outstanding principal amount of, and accrued interest on, the Loans and the Interest Rate applicable to the Loans from time to time, shall be, at all times, ascertained from the records of Lender and shall be conclusive absent manifest error.

         11.3 Modifications and Course of Dealing. This Agreement constitutes the entire agreement of Borrower and Lender relative to the subject matter hereof. No modification of or supplement to this Agreement shall bind Lender unless in writing and signed by an authorized officer of Lender. The enumeration in this Agreement of Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that Lender may have under the Uniform Commercial Code or other Applicable Law. No course of dealing and no delay or failure of Lender to exercise any right, power or privilege under any of the Loan Documents will affect any other or future exercise of such right, power or privilege. The exercise of any one right, power or privilege shall not preclude the exercise of any others, all of which shall be cumulative.

         11.4 Assignment and Participation. Borrower may not assign or transfer any of its rights or delegate any of its obligations under this Agreement or any of the other Loan Documents. Lender shall have the right, from time to time, without notice to Borrower, to sell, assign or otherwise transfer all or any part of its interest in this Agreement, the other Loan Documents, and the Loans to any other party, or enter into participation arrangements with any other party. Borrower authorizes Lender to deliver to potential assignees or participants Borrower's financial information and all other information delivered to Lender in furtherance of or pursuant to the terms of this Agreement.

         11.5 Delegation of Duties. Lender may execute any of its duties under this Agreement or the other Loan Document by or through agents, employees or attorneys-in-fact. Lender shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact selected by Lender as long as such selection was made without gross negligence or willful misconduct.

         11.6 Notices. Except as otherwise provided herein, whenever any notice, demand, request or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each such communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and five (5) Business Days after deposit in the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 11.6), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in the signature page to this Agreement or to such other address (or facsimile number) as may be substituted by the giving of notice of such substitution. Delivery of a copy of any notice under this Section 11.6 to an individual designated on the signature page as "with a copy to" shall not be deemed notice to a party.

         11.7 Expenses. Borrower agrees to pay, and to hold Lender harmless from and against, all reasonable out-of-pocket expenses incurred by Lender (including allocated costs of staff counsel) in connection with any amendments, waivers or consents relating to this Agreement or any of the other Loan Documents. Borrower further agrees to pay any reasonable fees, costs, or expenses incurred by Lender arising in connection with Lender's enforcement or preservation of its rights under this Agreement or any other Loan Document, or in the collection of any of the Loans, including without limitation, attorneys' fees (including allocated costs of staff counsel), expert fees, and legal costs. Borrower also agrees to pay or reimburse Lender for the costs of conducting the appraisal of Borrower's Inventory.

         11.8 Assignment of Receivables and Inventory. This Agreement may be supplemented by separate assignments of Receivables and Inventory and, if such assignments are executed, the rights and interests given by Borrower pursuant to such assignments shall be in addition to, and not in limitation of, the rights and security interests given by Borrower under this Agreement. Lender will not be responsible for the safekeeping of any Inventory delivered to Lender, for the collection of proceeds of any of the Collateral, or for losses of collected proceeds held by Borrower in trust for Lender.

         11.9 Binding Effect; Severability. This Agreement shall not be deemed to create any right in any party except as provided herein and shall inure to the benefit of, and be binding upon, the successors and assigns of Borrower and Lender. All of Borrower's obligations under this Agreement are absolute and unconditional and shall not be subject to any offset or deduction whatsoever. The provisions of this Agreement are intended to be severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part, such provision will be ineffective to the extent of such invalidity or unenforceability without in any manner effecting the validity or enforceability of the remaining provisions of this Agreement.

         11.10 Final Agreement. This Agreement and the other Loan Documents are intended by Borrower and Lender to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any provision of any of the other Loan Documents shall be made, except by a written agreement signed by Borrower and a duly authorized officer of Lender.

         11.11 Counterparts. This Agreement may be executed in any number of counterparts, and by Lender and Borrower in separate counterparts, each of which shall be an original, but all of which shall taken together constitute one and the same agreement. The parties hereby acknowledge and agree that facsimile signatures of this Agreement shall have the same force and effect as original signatures.

         11.12 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         11.13 Borrower's Representative. Borrower hereby appoints and authorizes Horace "Trey" Davis, III to act as its representative and agent hereunder to issue notices and other communications on its behalf (the "Borrower Representative"). Notwithstanding any provision herein to the contrary, Lender agrees that any notice or other communication issued by an authorized representative on behalf of Borrower Representative shall be acknowledged as a notice or other communication properly issued by Borrower and that it shall not recognize any notice or other communication that was not issued by Borrower Representative as a properly authorized notice or other communication from Borrower.

         The undersigned, pursuant to due authority, have caused this Agreement to be executed as of the date set forth above.

                                        BORROWER:

                                        Z-TEL COMMUNICATIONS, INC.


                                        By:      /s/ Trey Davis
                                           -------------------------------------
                                        Name:    Horace J. "Trey" Davis, III
                                             -----------------------------------
                                        Title:   Treasurer and Chief Financial
                                                 Officer
                                              ----------------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582

                                        Z-TEL TECHNOLOGIES, INC.


                                        By:      /s/ Trey Davis
                                           -------------------------------------
                                        Name:    Horace J. "Trey" Davis, III
                                             -----------------------------------
                                        Title:   Treasurer and Chief Financial
                                                 Officer
                                              ----------------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582


                                        Z-TEL NETWORK SERVICES, INC.


                                        By:      /s/ Trey Davis
                                           -------------------------------------
                                        Name:    Horace J. "Trey" Davis, III
                                             -----------------------------------
                                        Title:   Treasurer and Chief Financial
                                                 Officer
                                              ----------------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582


                                        Z-TEL BUSINESS NETWORKS, INC.


                                        By:      /s/ Trey Davis
                                           -------------------------------------
                                        Name:    Horace J. "Trey" Davis, III
                                             -----------------------------------
                                        Title:   Treasurer and Chief Financial
                                                 Officer
                                              ----------------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582

                                        Z-TEL, INC.


                                        By:      /s/ Trey Davis
                                           -------------------------------------
                                        Name:    Horace J. "Trey" Davis, III
                                             -----------------------------------
                                        Title:   Treasurer and Chief Financial
                                                 Officer
                                              ----------------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582

                                        Z-TEL HOLDINGS, INC.


                                        By:      /s/ Trey Davis
                                           -------------------------------------
                                        Name:    Horace J. "Trey" Davis, III
                                             -----------------------------------
                                        Title:   Treasurer and Chief Financial
                                                 Officer
                                              ----------------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582


                                        Z-TEL COMMUNICATIONS OF
                                        VIRGINIA, INC.


                                        By:      /s/ Trey Davis
                                           -------------------------------------
                                        Name:    Horace J. "Trey" Davis, III
                                             -----------------------------------
                                        Title:   Treasurer and Chief Financial
                                                 Officer
                                              ----------------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582

                                        Z-TEL INVESTMENTS, INC.


                                        By:      /s/ Trey Davis
                                           -------------------------------------
                                        Name:    Horace J. "Trey" Davis, III
                                             -----------------------------------
                                        Title:   Treasurer and Chief Financial
                                                 Officer
                                              ----------------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582


                                        TOUCH-1 COMMUNICATIONS, INC.


                                        By:      /s/ Trey Davis
                                           -------------------------------------
                                        Name:    Horace J. "Trey" Davis, III
                                             -----------------------------------
                                        Title:   Treasurer and Chief Financial
                                                 Officer
                                              ----------------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582


                                        DirecTEL, INC.


                                        By:      /s/ Trey Davis
                                           -------------------------------------
                                        Name:    Horace J. "Trey" Davis, III
                                             -----------------------------------
                                        Title:   Treasurer and Chief Financial
                                                 Officer
                                              ----------------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582
                                        direcCONNECT, INC.


                                        By:      /s/ Trey Davis
                                           -------------------------------------
                                        Name:    Horace J. "Trey" Davis, III
                                             -----------------------------------
                                        Title:   Treasurer and Chief Financial
                                                 Officer
                                              ----------------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582


                                        Z-TEL CONSUMER SERVICES, LLC

                                        By:   TOUCH-1 COMMUNICATIONS, INC.,
                                              its sole member


                                              By:   /s/ Trey Davis
                                                 -------------------------------
                                              Name: Horace J. "Trey" Davis, III
                                                   -----------------------------
                                             Title: Treasurer and Chief
                                                    Financial Officer
                                                   -----------------------------

                                        601 S. Harbour Island Blvd
                                        Suite 210
                                        Tampa, FL 33602
                                        Attention: Horace J. "Trey" Davis, III
                                        Facsimile: (813) 233-4582

         with a copy to:                Richard B. Hadlow
                                        Holland & Knight, LLP
                                        100 North Tampa Street, Suite 4100
                                        Tampa, Florida  33602-3644
                                        P.O. Box 1288 (33601-1288)
                                        Facsimile: (813) 229-0134

                                        LENDER:

                                        TEXTRON FINANCIAL CORPORATION

                                        By:      /s/ Ron Eckhoff
                                           -------------------------------------
                                        Name:    Ron Eckhoff
                                             -----------------------------------
                                        Title:   Vice President
                                              ----------------------------------

                                        11575 Great Oaks Way, Suite 210
                                        Alpharetta, GA 30022
                                        Attention: SVP-ABLG Portfolio Mgmt
                                        Facsimile:  (770) 360-1672

         with a copy to:                Thomas Kaiser, Esq.
                                        Textron Financial Corporation
                                        11575 Great Oak Way, Suite 210
                                        Alpharetta, GA  30022
                                        Facsimile:  (770) 360-1483

<         STATE OF GEORGIA           )
                                     ) ACKNOWLEDGEMENT
         COUNTY OF FULTON            )




         The undersigned, a notary public for the State of Georgia, hereby certifies that Ron Eckhoff, Vice President of TEXTRON FINANCIAL CORPORATION, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         28th of April, 2004.



         /s/ Michael R. Wing
         -------------------

         Notary Public for the State of Georgia

         My Commission Expires: July 2, 2005

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )




         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO of Z-TEL COMMUNICATIONS, INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )




         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO of Z-TEL TECHNOLOGIES, INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )




         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO of Z-TEL NETWORK SERVICES, INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )






         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO of Z-TEL BUSINESS NETWORKS, INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )






         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO of Z-TEL, INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )




         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO of Z-TEL HOLDINGS, INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )




         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO of Z-TEL COMMUNICATIONS OF VIRGINIA, INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )




         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO of Z-TEL INVESTMENTS, INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )




         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO of TOUCH 1 COMMUNICATIONS, INC., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )




         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO of DirecTEL, Inc., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )




         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO of direcCONNECT, Inc., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

         STATE OF ALABAMA           )
                                    ) ACKNOWLEDGEMENT
         COUNTY OF ESCAMBIA         )





         The undersigned, a notary public for the State of Alabama, hereby certifies that Trey Davis, Treasurer & CFO Touch-1 Communications, Inc., sole member of Z-TEL CONSUMER SERVICES, LLC, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.







         Witness my hand and official seal this

         22nd day of April, 2004.



         /s/ Tammy Rolin
         ---------------

         Notary Public for the State of Alabama

         My Commission Expires: October 8, 2006

                                    EXHIBIT A



                                     FORM OF

                           BORROWING BASE CERTIFICATE



                                  See Attached

                                    EXHIBIT B



                                     FORM OF

                             SUBORDINATION AGREEMENT



                                  See Attached

                                   SCHEDULE 1



         (A) Commercial Tort Claims [Definitions]

         (B) Organization; Qualification [Section 5.1(a)]

         (C) Borrower Affiliates [Section 5.1(C)]

         (D) Capitalization [Section 5.1(d)]

         (E) Business of Borrower [Section 5.1(e)]

         (F) Compliance with Other Agreements [Section 5.2]

         (G) Litigation [Section 5.3]

         (H) Taxes and Returns [Section 5.4]

         (I) Permitted Liens [Section 5.5(a)]

         (J) Title [Section 5.5(b)]

         (K) Inventory [Section 5.5(d)]

         (L) Equipment [Section 5.5(e)]

         (M) Real Property [Section 5.5(f)]

         (N) Corporate and Fictitious Names [Section 5.5(g)]

         (O) Environmental Compliance [Section 5.7

         (P) Proprietary Rights [Section 5.8]

         (Q) Trade Names [Section 5.9]

         (R) Employee Relations [Section 5.10]

         (S) Bank Accounts [Section 5.12]

         (T) Use of Proceeds [Section 6.13]

         (U) Permitted Indebtedness [Section 7.8(d)]